UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21475

                           RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

RBC Global Asset Management

Annual Report

For the year ended March 31, 2020

RBC Emerging Markets Equity Fund

RBC Emerging Markets Small Cap Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

Market Review

Emerging markets (EM) equities had a mixed 12-month period, ended March 31, 2020. Trade relations between the U.S. and China weighed on markets in the first half of the period alongside fears of slowing global growth; however, markets picked up in the last quarter of 2019 bolstered by positive trade developments between the two countries. 2020 began on a positive note, as EM built on the strong returns from the latter part of 2019 and were supported by an improving economic outlook and the signing of a trade deal between the U.S. and China. However, the latter part of the period has been dominated by the spread of COVID-19 from China to the rest of the world. The pandemic has put significant strain on healthcare systems, economies and financial markets across the globe.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of -16.97% (Class I). That compares to an annualized total return of -17.69% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

The Fund’s focus on quality and strong stock selection were key drivers of the benchmark out-performance.

At the country level, strong stock selection in South Africa, India and Chile drove relative returns over the period. Conversely, an underweight exposure to China and stock selection within the country were the main headwinds to performance. China was one of the strongest performing countries in EM over the period, which led its weighting in the index to spike above 40% in the first quarter of 2020.

At the sector level, stock selection in Consumer Staples and Industrials added to relative returns, while stock selection in Consumer Discretionary detracted. From a top-down perspective, the Fund’s lack of exposure to Energy was a key driver of benchmark out-performance as Energy was the worst performing sector over the period.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of -32.54% (Class I). That compares to an annualized total return of -28.98% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

At the country level, the Fund benefited from strong stock selection in the Philippines, while stock selection in China negatively impacted returns. Though exposure to Bangladesh aided returns, the overweight to Chile hurt returns.

At the sector level, stock selection in Real Estate and Industrials contributed positively to relative returns, while stock selection in Information Technology (IT) presented the main drag on performance. From a top-down perspective, the overweight to Consumer Staples added, while the overweight to Financials detracted.

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of -23.71% (Class I). That compares to an annualized total return

LETTER FROM THE CHIEF INVESTMENT OFFICER

of -17.69 for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark. Value stocks have been out of favor for several years amid the late-cycle environment which has provided a stylistic headwind to Fund returns.

At the country level, stock selection presented the notable drag on performance, led by stock selection in India and China. Top-down country positioning overall benefited returns, due to the Fund’s underweight exposure to India and Saudi Arabia.

At the sector level, stock selection presented the main drag on relative returns, led by stock selection in the Consumer Discretionary and Communication Services sectors. Conversely, strong stock selection in Real Estate and Consumer Staples made a positive contribution. From a top–down perspective, the Fund benefited from its overweight exposure to IT.

Outlook

Away from the near-term market dynamics dominated by the COVID-19 pandemic, we believe the medium to long-term outlook for emerging markets remains intact. We’ve identified four key factors that we believe will play an important role in determining the performance of EM equities going forward: the U.S. dollar, the economic growth differential between EM and developed markets (DM), earnings growth, and valuations. We believe there is a strong likelihood that in the coming years, some of these factors will shift from being headwinds to tailwinds, and this could ultimately support a sustained improvement in relative EM performance. In terms of investment positioning, the RBC EM Equity Team continues to focus on high quality companies with sustainable advantages, talented management teams and strong balance sheets and cash flows. From a top-down perspective, we remain focused on secular themes to ensure the portfolio is positioned in areas of long-term structural growth, while seeking to avoid those areas in decline.

Phil Langham

Senior Portfolio Manager and Head, Emerging Market Equities RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Emerging Markets Small Cap Equity Fund invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The RBC Emerging Markets Value Equity Fund invest in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity

LETTER FROM THE CHIEF INVESTMENT OFFICER

market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Cash flow is the total amount of cash coming into and going out of a business.

Earnings growth is not representative of the Fund’s future performance.

Fund performance attribution data excludes Fund holdings that are fair valued.

Past performance is not a guarantee of future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

The market environment was broadly supportive for investors for much of the year. There was a shift in the attitude of central bankers to become more ‘data dependent’ when making decisions about setting interest rates. This removed the threat of precautionary hikes whilst key macro-economic indicators remained healthy, despite occasional periods of heightened political risk.

Since then, investment markets have been dominated by the consequences of the spread of COVID-19. Government actions to slow the spread of the pandemic has led to the cessation of economic activity in all but essential sectors in many countries, pushing economies into a deep and unexpected recession. Public policy has been directed to supporting livelihoods, thereby maintaining the economic muscle memory needed to enable a speedy recovery. However, the timing of the peak of the pandemic is uncertain, and in the meantime, many corporates are focusing not on short-term profits but on their access to liquid funds and the quality of their corporate citizenship.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of -10.10% (Class I). That compares to an annualized total return of -11.26% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period with our Financials and Utilities names contributing most. At the stock level, relative returns were led by Swiss pharmaceutical Roche, which had encouraging trial data on new drug properties at the end of 2019 and is currently working on COVID-19 testing kits. Also leading relative returns were U.S. peer-to-peer bond trading platform MarketAxess and U.S. utility American Water Works. Stocks that detracted from returns were oil and gas exploration and production company EOG Resources, global brewer Anheuser-Busch InBev and U.S. industrial conglomerate Fortive.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of -14.68% (Class I). That compares to an annualized total return of -15.57% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period with our Utilities and Healthcare names contributing most. At the stock level, relative returns were led by Swiss pharmaceutical Roche which had encouraging trial data on new drug properties at the end of 2019 and is currently working on COVID-19 testing kits. Also leading relative returns were Danish wind farm operator Ørsted and Taiwanese semiconductor manufacturer TSMC. Stocks that detracted were Australian oil and gas exploration and production company Oil Search, global brewer Anheuser-Busch InBev and Indian financial services company HDFC Bank.

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Outlook

The short-term prognosis for equity markets is likely to be dictated by the duration of the pandemic, and the spread of possible outcomes feels particularly wide. Nevertheless, we believe that current events validate our approach of owning fundamentally strong and sustainable businesses; such businesses are likely to have not just the financial, but also human capital necessary to withstand the current period of uncertainty. Indeed, guided by their purpose and responsibly managed, such businesses may even emerge with enhanced reputations. We also acknowledge that a comparatively modest amount of a firm’s valuation is attributable to the current year’s expected profits, meaning that even if 2020 ends up being a ‘lost year’ for many firms, robust fundamental valuation support remains. We therefore continue to focus our efforts on constructing well-balanced portfolios where the excess returns are determined by the companies held and relative volatility from unintended exposures is minimized.

Habib Subjally

Senior Portfolio Manager and Head, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds may focus their investments in a region or small group of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Past performance is not guarantee of future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of each Fund’s portfolio is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2020 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(21.97)%	(2.69)%	(1.25)%	1.00%
- At Net Asset Value	(17.22)%	(0.74)%	(0.08)%	1.96%	1.13%	1.36%
Class I
- At Net Asset Value	(16.97)%	(0.47)%	0.16%	2.20%	0.88%	1.02%
Class R6
- At Net Asset Value	(16.97)%	(0.49)%	0.20%	2.33%	0.88%	0.91%

MSCI Emerging Markets
Net Total Return USD Index(d)	(17.69)%	(1.62)%	(0.37)%	(0.09)%
RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(36.58)%	(12.54)%	(7.34)%	(4.66)%
- At Net Asset Value	(32.71)%	(10.79)%	(6.24)%	(3.76)%	1.70%	4.32%
Class I
- At Net Asset Value	(32.54)%	(10.56)%	(5.99)%	(3.51)%	1.45%	4.06%

MSCI Emerging Markets
Small Cap Net Total Return USD Index(d)	(28.98)%	(9.64)%	(5.17)%	(3.12)%
RBC Emerging Markets Value Equity Fund
Class I
- At Net Asset Value	(23.71)%	N/A	N/A	(16.30)%	0.95%	6.68%

Class R6
- At Net Asset Value	(23.58)%	N/A	N/A	(16.20)%	0.88%	6.67%
MSCI Emerging Markets
Net Total Return USD Index(d)	(17.69)%	N/A	N/A	(23.06)%
RBC Global Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(15.46)%	4.08%	4.72%	5.04%
- At Net Asset Value	(10.28)%	6.15%	5.98%	6.21%	1.11%	1.64%
Class I
- At Net Asset Value	(10.10)%	6.37%	6.13%	6.36%	0.86%	1.25%
Class R6
- At Net Asset Value	(10.01)%	6.45%	6.19%	6.42%	0.81%	5.44%

MSCI ACWI Net
Total Return USD Index(d)	(11.26)%	1.50%	2.85%	2.81%

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2020 (Unaudited)

RBC International Opportunities Fund
Class A
- Including Max Sales Charge of 5.75%	(19.87)%	(2.02)%	(1.84)%	(1.35)%
- At Net Asset Value	(14.96)%	(0.07)%	(0.67)%	(0.25)%	1.14%	1.38%
Class I
- At Net Asset Value	(14.68)%	0.19%	(0.46)%	(0.04)%	0.89%	1.21%
Class R6
- At Net Asset Value	(14.74)%	0.20%	(0.43)%	N/A	0.84%	28.05%
MSCI ACWI ex US Index(d)	(15.57)%	(1.96)%	(0.64)%	(0.52)%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares, February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares, November 22, 2016 for Class R6 shares and January 28, 2020 for Class A Shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares.

(b)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2020.

(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2021 (September 30, 2021 for RBC Emerging Markets Equity Fund).

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

    PERFORMANCE SUMMARY (UNAUDITED)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (16.97)% (Class I). That compares to an annualized total return of (17.69)% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, stock selection in South Africa, India and Chile contributed positively to the Fund’s returns.

•  At the sector level, stock selection in Consumer Staples and Industrials had a positive impact on relative returns.

•  Lack of exposure to the Energy sector was a key driver of benchmark outperformance

Factors That Detracted From Relative Returns

•  Stock selection in Consumer Discretionary detracted from Fund performance.

•  An underweight exposure to China and stock selection within the country also had a negative impact on relative performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are more fully described in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/20 (% of Fund’s investments) & Top Five Industries (as of 3/31/20) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.37% of investments.
Tencent Holdings Ltd.	5.36%	Unilever Plc	3.97%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Naspers Ltd.	5.15%	Tata Consultancy Services Ltd.	3.93%
AIA Group Ltd.	5.06%	Housing Development Finance Corp. Ltd.	3.24%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.74%
		Antofagasta Plc	3.23%
Ping An Insurance Group Co. of China Ltd.	4.39%	SM Investments Corp.	3.09%

*A listing of all portfolio holdings can be found beginning on page 20

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Investment Strategy

Seeks to provide long-term total capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of smaller issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term total capital growth. The Fund currently considers smaller companies and issuers to be those that have a market capitalization at the time of purchase of up to $5 billion.

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (32.54)% (Class I). That compares to an annualized total return of (28.98)% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, strong stock selection in the Philippines contributed positively to the Fund’s performance.

•  Exposure to Bangladesh aided returns.

•  At the sector level, stock selection in Real Estate and Industrials also had a positive impact on relative returns.

Factors That Detracted From Relative Returns	• At the country level, stock selection in China detracted from the Fund’s performance.

•  Overweight to Chile hurt returns.

•  At the sector level, stock selection in Information Technology had a negative impact on relative returns.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. These risks are more fully described in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/20 (% of Fund’s investments) & Top Five Industries (as of 3/31/20) (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 4.23% of investments.
Voltronic Power Technology Corp.	4.73%	China Overseas Property Holdings Ltd.	3.14%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Century Pacific Food, Inc.	4.66%
Chroma ATE, Inc.	4.37%	Bajaj Holdings & Investment Ltd.	2.64%
AVI Ltd.	3.64%	Delta Brac Housing Finance CorpLtd.	2.55%
Koh Young Technology, Inc.	3.33%
Marico Ltd.	3.33%	Vitasoy International Holdings Ltd.	2.49%
*A listing of all portfolio holdings can be found beginning on page 24

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $250,000 Initial Investment Since Inception (12/20/13)

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (23.71)% (Class I). That compares to an annualized total return of (17.69) for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  At the country level, underweight exposure to India and Saudi Arabia had a positive impact on the Fund’s performance.

•  At the sector level, strong stock selection in Real Estate and Consumer Staples made a positive contributions.

•  Overweight exposure to Information Technology also contributed to the Fund’s relative performance.

Factors That Detracted From Relative Returns

•  At the country level, stock selection in India and China detracted from the Fund’s performance.

•  At the sector level, stock selection in the Consumer Discretionary and Communication Services had a negative impact on returns.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
				Asset Allocation as of 3/31/20 (% of Fund’s investments) & Top Five Industries (as of 3/31/20) (% of Fund’s net assets)
Alibaba Group Holding Ltd.	6.72%	Naspers Ltd.	4.04%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Samsung Electronics Co. Ltd.	6.04%	Ping An Insurance Group Co. of China Ltd.	2.67%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.40%	SK Hynix, Inc.	2.38%
China Construction Bank Corp.	4.26%	China Overseas Land & Investment Ltd.	2.29%
Industrial & Commercial Bank of China Ltd.	4.16%	Antofagasta Plc	2.27%
* A listing of all portfolio holdings can be found beginning on page 28
				Growth of $250,000 Initial Investment Since Inception (2/9/18)
The graph reflects an initial investment of $250,000 over the period from February 9, 2018 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (10.10)% (Class I). That compares to an annualized total return of (11.26)% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. Stocks that contributed most strongly were:

•  Swiss pharmaceutical firm Roche

•  MarketAxess, the U.S. electronic bond trading platform

•  American Water Works, the U.S. water utility firm

Factors That Detracted From Relative Returns	Stocks that detracted most from relative returns were: • EOG Resources, the U.S. unconventional oil firm • Belgian-listed global brewer Anheuser-Busch InBev • U.S. industrials firm, Fortive

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI Net Total Return USD Index				Benchmark
* Includes U.S. dollar denominated cash equivalent investments representing 0.76% of investments.				Asset Allocation as of 3/31/20 (% of Fund’s investments) & Top Five Industries (as of 3/31/20) (% of Fund’s net assets)
Roche Holding AG	6.34%	TJX Cos, Inc. (The)	4.19%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Danaher Corp.	5.24%	Deutsche Post AG	3.58%
Microsoft Corp.	5.20%	Alphabet, Inc.	3.51%
UnitedHealth Group, Inc.	4.95%	Orsted A/S	3.50%
American Water Works Co., Inc.	4.55%	Amazon.com, Inc.	3.41%
* A listing of all portfolio holdings can be found beginning on page 33
				Growth of $100,000 Initial Investment Since Inception (12/3/14)
The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (14.68)% (Class I). That compares to an annualized total return of (15.57)% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. The largest contributors to relative returns were:

•  Swiss pharmaceutical firm Roche

•  Orsted, the Danish domiciled windfarm operator

•  Taiwanese Semi-Conductor Manufacturer TSCM

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

•  Oil-Search, the Australian domiciled energy company with liquefied natural gas (LNG) assets in Papua New Guinea

•  Belgian-listed global brewer Anheuser-Busch InBev

•  Indian retail bank, HDFC Bank

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex USA Net Total Return USD Index				Benchmark
* Includes U.S. dollar denominated cash equivalent investments representing 0.01% of investments.				Asset Allocation as of 3/31/20 (% of Fund’s investments) & Top Five Industries (as of 3/31/20) (% of Fund’s net assets)
Roche Holding AG	6.69%	Naspers Ltd.	4.77%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.85%	HDFC Bank Ltd.	4.76%
AIA Group Ltd.	4.91%	Industria de Diseno Textil SA	4.33%
Orsted A/S	4.85%	Nidec Corp.	4.18%
Deutsche Post AG	4.80%	Astellas Pharma, Inc.	3.88%
* A listing of all portfolio holdings can be found beginning on page 36
				Growth of $100,000 Initial Investment Since Inception (12/3/14)
The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund

March 31, 2020

Shares		Value
Common Stocks — 99.29%
Bangladesh — 0.26%
8,404,432	BRAC Bank Ltd.*	$3,100,896

Brazil — 4.43%
2,114,400	B3 SA - Brasil Bolsa Balcao	14,498,580
3,724,700	Banco Bradesco SA	13,540,845
1,229,910	Banco do Brasil SA	6,568,388
980,666	Raia Drogasil SA	19,118,467

		53,726,280

Chile — 3.23%
4,098,275	Antofagasta Plc	39,140,280

China — 20.34%
184,800	Alibaba Group Holding Ltd., ADR*	35,939,904
6,525,354	China Resources Land Ltd.	26,633,191
7,903,600	Fuyao Glass Industry Group Co. Ltd., Series H(a)	16,791,497
2,191,022	Midea Group Co. Ltd., Class A	14,826,761
5,447,912	Ping An Insurance Group Co. of China Ltd., Series H	53,205,731
1,314,283	Tencent Holdings Ltd.	64,961,872
804,600	Yum China Holdings, Inc.	34,300,098

		246,659,054

Hong Kong — 5.06%
6,857,600	AIA Group Ltd.	61,407,345

India — 13.91%
763,084	Dr Reddy’s Laboratories Ltd.	31,067,155
129,780	Dr. Reddy’s Laboratories Ltd., ADR	5,234,027
1,811,359	HDFC Bank Ltd.	20,642,504
501,236	Hero MotoCorp Ltd.	10,569,531
1,822,771	Housing Development Finance Corp. Ltd.	39,343,321
3,810,884	Mahindra & Mahindra Ltd.	14,229,894
1,978,517	Tata Consultancy Services Ltd.	47,597,286

		168,683,718

Indonesia — 2.73%
8,334,181	Bank Central Asia Tbk PT	14,042,421
260,447,200	Kalbe Farma Tbk PT	19,096,857

		33,139,278

Korea — 10.08%
80,177	Amorepacific Corp.	10,995,247
1,342,444	Hanon Systems	9,748,682
59,750	NCSoft Corp.	31,888,862
113,260	Samsung Fire & Marine Insurance Co. Ltd.	14,324,276

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2020

Shares		Value
1,030,567	Shinhan Financial Group Co. Ltd.	$24,109,311
462,088	SK Hynix, Inc.	31,239,021

		122,305,399

Mexico — 2.39%
478,500	Fomento Economico Mexicano SAB de CV, ADR	28,954,035

Peru — 2.11%
178,560	Credicorp Ltd.	25,546,579

Philippines — 3.09%
2,341,155	SM Investments Corp.	37,451,765

South Africa — 8.54%
2,099,616	Clicks Group Ltd.	30,262,826
2,505,638	Discovery Ltd.	10,925,592
439,141	Naspers Ltd., N Shares	62,408,269

		103,596,687

Taiwan — 14.64%
23,865,555	E.Sun Financial Holding Co. Ltd.	19,050,816
1,768,000	Giant Manufacturing Co. Ltd.	7,810,937
180,000	Largan Precision Co. Ltd.	22,728,470
2,226,000	MediaTek, Inc.	23,892,166
7,553,530	Standard Foods Corp.	15,240,560
6,390,000	Taiwan Semiconductor Manufacturing Co. Ltd.	57,524,802
14,443,468	Uni-President Enterprises Corp.	31,261,693

		177,509,444

Thailand — 0.83%
3,610,000	Kasikornbank Public Co. Ltd., NVDR	10,040,293

Turkey — 1.69%
21,844,591	Enka Insaat ve Sanayi AS	20,528,759

United Kingdom — 5.51%
1,100,900	Mondi Plc	18,679,017
954,100	Unilever Plc	48,115,336

		66,794,353

United States — 0.45%
5,896,700	Samsonite International SA(a)	5,521,260

Total Common Stocks		1,204,105,425

(Cost $1,446,284,385)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2020

Shares		Value
Preferred Stocks — 0.04%
Korea — 0.04%
5,096	Samsung Fire & Marine Insurance Co. Ltd.	$465,969

Total Preferred Stocks		465,969

(Cost $843,407)

Investment Company — 0.37%
4,507,131	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	4,507,131

Total Investment Company		4,507,131

(Cost $4,507,131)

Total Investments		$1,209,078,525
(Cost $1,451,634,923)(c) — 99.70%

Other assets in excess of liabilities — 0.30%		3,590,222

NET ASSETS — 100.00%		$1,212,668,747

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2020

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	27.28%
Consumer Discretionary	17.49%
Consumer Staples	15.17%
Information Technology	15.09%
Communication Services	7.99%
Industrials	4.78%
Materials	4.77%
Health Care	4.57%
Real Estate	2.19%
Other*	0.67%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable. See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund

March 31, 2020

Shares		Value
Common Stocks — 93.48%
Bangladesh — 3.91%
240,103	BRAC Bank Ltd.*	$88,589
156,131	Delta Brac Housing Finance Corp Ltd.	166,667

		255,256

Brazil — 3.85%
28,900	Fleury SA	111,126
66,000	Grendene SA	93,231
8,200	Wilson Sons Ltd., BDR	47,359

		251,716

Chile — 5.50%
154,459	Inversiones Aguas Metropolitanas SA	117,662
22,870	Inversiones La Construccion SA	146,428
67,902	Parque Arauco SA	95,201

		359,291

China — 10.81%
20,000	China Bluechemical Ltd., Class H	3,071
220,000	China Overseas Property Holdings Ltd.	205,015
375,000	Goodbaby International Holdings Ltd.*	40,770
264,000	Greatview Aseptic Packaging Co. Ltd.	81,394
80,972	InnoCare Pharma Ltd.*,(a)	118,856
98,300	Luthai Textile Co. Ltd., B Shares	70,244
99,000	Nexteer Automotive Group Ltd.	49,111
124,743	Precision Tsugami China Corp. Ltd.	96,639
1,265	Silergy Corp.	41,031

		706,131

Egypt — 1.05%
20,630	Integrated Diagnostics Holdings Plc(a)	68,258

Hong Kong — 2.49%
54,000	Vitasoy International Holdings Ltd.	162,507

India — 14.92%
7,248	Bajaj Holdings & Investment Ltd.	172,271
24,393	Cholamandalam Financial Holdings Ltd.	93,038
49,036	Cyient Ltd.	148,126
60,111	Marico Ltd.	217,571
9,679	Sundaram Finance Ltd.	153,810
30,930	Tata Consumer Products Ltd.	120,072
19,027	Tube Investments of India Ltd.	69,059

		973,947

Indonesia — 1.28%
1,181,400	Selamat Sempurna Tbk PT	83,688

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2020

Shares		Value

Korea — 9.62%
1,537	AfreecaTV Co. Ltd.	$65,640
18,929	DGB Financial Group, Inc.	70,924
3,437	Koh Young Technology, Inc.	217,733
2,573	Leeno Industrial, Inc.	156,976
13,197	Macquarie Korea Infrastructure Fund	117,199

		628,472

Malaysia — 1.66%
136,600	Bermaz Auto Berhad	35,578
27,060	LPI Capital Berhad	72,676

		108,254

Mexico — 2.76%
54,000	Bolsa Mexicana de Valores SAB de CV	82,198
84,800	Corp. Inmobiliaria Vesta SAB de CV	98,089

		180,287

Pakistan — 0.65%
31,000	Packages Ltd.	42,398

Peru — 1.25%
2,613	InRetail Peru Corp.*,(a)	81,526

Philippines — 5.81%
1,146,950	Century Pacific Food, Inc.	304,296
501,594	Integrated Micro-Electronics, Inc.	44,560
14,550	Security Bank Corp.	30,542

		379,398

South Africa — 5.79%
60,563	AVI Ltd.	237,362
24,451	JSE Ltd.	140,445

		377,807

Sri Lanka — 1.32%
153,201	Hatton National Bank Plc	86,133

Taiwan — 16.50%
70,000	Chroma ATE, Inc.	285,347
18,400	Giant Manufacturing Co. Ltd.	81,290
25,800	Pacific Hospital Supply Co. Ltd.	64,358
5,545	Poya International Co. Ltd.	78,518
57,247	Standard Foods Corp.	115,506
14,848	Voltronic Power Technology Corp.	308,569
84,027	Wistron NeWeb Corp.	144,132

		1,077,720

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2020

Shares		Value
Thailand — 1.01%
22,000	Aeon Thana Sinsap Thailand Public Co. Ltd., NVDR	$65,654

United Arab Emirates — 2.39%
255,894	Aramex PJSC	155,922

United States — 0.91%
63,800	Samsonite International SA(a)	59,738

Total Common Stocks		6,104,103

(Cost $8,799,968)

Preferred Stocks — 1.08%
Korea — 1.08%
1,451	Amorepacific Corp.	70,072

Philippines — 0.00%
58,000	Security Bank Corp.*,(b),(c)	114

Total Preferred Stocks		70,186

(Cost $124,030)

Investment Company — 4.17%
272,478	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	272,478

Total Investment Company		272,478

(Cost $272,478)

Total Investments		$6,446,767
(Cost $9,196,476)(e) — 98.73%

Other assets in excess of liabilities — 1.27%		82,950

NET ASSETS — 100.00%		$6,529,717

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2020

Abbreviations used are defined below:

BDR - Brazilian Depositary Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	22.77%
Consumer Staples	20.05%
Information Technology	15.89%
Consumer Discretionary	10.13%
Industrials	9.32%
Real Estate	6.10%
Health Care	5.55%
Materials	1.94%
Utilities	1.80%
Communication Services	1.01%
Other*	5.44%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund

March 31, 2020

Shares		Value
Common Stocks — 96.19%
Brazil — 3.88%
8,900	Banco do Brasil SA	$47,531
9,700	CCR SA	22,215
25,588	Cogna Educacao	20,190
4,300	Hypera SA	23,908
7,500	Sao Martinho SA	21,102

		134,946

Chile — 2.84%
8,274	Antofagasta Plc	79,020
2,573	Inversiones La Construccion SA	16,474
1,498	SACI Falabella	3,301

		98,795

China — 34.39%
1,200	Alibaba Group Holding Ltd., ADR*	233,376
7,750	A-Living Services Co. Ltd., Class H(a)	37,168
500	Baidu, Inc., ADR*	50,395
182,000	China Construction Bank Corp., Class H	147,938
26,000	China Overseas Land & Investment Ltd.	79,714
58,000	China Resources Cement Holdings Ltd.	68,140
32,000	China Unicom Hong Kong Ltd.	18,664
90,000	Chinasoft International Ltd.	46,435
48,000	CNOOC Ltd.	49,880
13,900	Haier Smart Home Co. Ltd.	27,957
212,000	Industrial & Commercial Bank of China Ltd., Class H	144,622
12,500	Kingboard Chemical Holdings Ltd.	28,978
45,000	Lee & Man Paper Manufacturing Ltd.	26,991
39,000	Nexteer Automotive Group Ltd.	19,347
9,500	Ping An Insurance Group Co. of China Ltd., Series H	92,779
12,200	Sany Heavy Industry Co. Ltd., Class A	29,296
10,000	Shimao Property Holdings Ltd.	34,656
31,000	SITC International Holdings Co. Ltd.	28,855
41,400	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	29,781

		1,194,972

Egypt — 1.07%
10,257	Commercial International Bank Egypt SAE, GDR	37,121

Greece — 0.60%
28,191	Alpha Bank AE*	20,867

Hong Kong — 1.92%
178,000	Pacific Basin Shipping Ltd.	21,165
40,000	Xinyi Glass Holdings Ltd.	45,674

		66,839

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2020

Shares		Value
Hungary — 1.65%
4,576	MOL Hungarian Oil & Gas Plc	$26,851
1,065	OTP Bank Plc	30,549

		57,400

India — 3.93%
10,476	Apollo Tyres Ltd.	10,966
2,805	Axis Bank Ltd.	14,024
1,778	Infosys Ltd.	14,731
4,482	Mahindra & Mahindra Ltd.	16,736
21,179	Oil & Natural Gas Corp. Ltd.	18,962
21,721	Redington India Ltd.	19,596
2,849	Reliance Industries Ltd.	41,545

		136,560

Indonesia — 0.62%
92,400	Bank Negara Indonesia Persero Tbk PT	21,550

Korea — 14.63%
278	Com2uSCorp	19,161
1,260	DB Insurance Co. Ltd.	35,703
480	Dentium Co. Ltd.	13,310
480	E-MART, Inc.	41,640
2,386	Hana Financial Group, Inc.	44,889
1,101	Hyundai Mipo Dockyard Co. Ltd.	24,258
760	LG Corp.	36,814
5,401	Samsung Electronics Co. Ltd.	209,999
1,221	SK Hynix, Inc.	82,545

		508,319

Mexico — 2.24%
16,300	Cemex SAB de CV, ADR	34,556
48,850	Gentera SAB de CV	18,883
21,842	PLA Administradora Industrial S de RL de CV, REIT	24,280

		77,719

Pakistan — 0.68%
38,000	Habib Bank Ltd.	23,705

Peru — 0.91%
14,697	Alicorp SAA	31,475

Philippines — 1.68%
52,200	Ayala Land, Inc.	30,803
13,180	Security Bank Corp.	27,666

		58,469

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2020

Shares		Value
Russia — 4.36%
732	LUKOIL PJSC, ADR	$43,138
1,235	MMC Norilsk Nickel PJSC, ADR	30,591
106,000	Sistema PJSFC	17,245
20,900	VEON Ltd., ADR	31,559
1,085	X5 Retail Group NV, GDR	28,991

		151,524

South Africa — 5.47%
58,181	KAP Industrial Holdings Ltd.	4,902
3,970	Mr Price Group Ltd.	25,193
7,294	MTN Group Ltd.	19,558
987	Naspers Ltd., N Shares	140,267

		189,920

Taiwan — 11.58%
5,000	Accton Technology Corp.	26,753
9,210	Chailease Holding Co. Ltd.	27,740
12,000	FLEXium Interconnect, Inc.	37,393
4,000	Lotes Co. Ltd.	36,027
2,000	MediaTek, Inc.	21,466
16,000	Primax Electronics Ltd.	20,267
11,000	Sercomm Corp.	22,812
17,000	Taiwan Semiconductor Manufacturing Co. Ltd.	153,039
11,000	Tripod Technology Corp.	34,218
13,260	Wistron NeWeb Corp.	22,745

		402,460

Thailand — 0.97%
57,100	Krung Thai Bank Public Co. Ltd., FOR	19,689
15,100	PTT Global Chemical Public Co. Ltd.	13,900

		33,589

Turkey — 1.41%
20,389	Haci Omer Sabanci Holding AS	22,987
5,575	TAV Havalimanlari Holding AS	13,894
1,061	Tupras Turkiye Petrol Rafinerileri AS*	12,075

		48,956

United Arab Emirates — 0.74%
62,191	Aldar Properties PJSC	25,660

Vietnam — 0.62%
30,293	Hoa Phat Group JSC*	21,348

Total Common Stocks		3,342,194

(Cost $4,377,555)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2020

Shares		Value

Preferred Stocks — 2.79%
Brazil — 1.66%
4,600	Centrais Eletricas Brasileiras SA, Class B	$23,371
12,700	Petroleo Brasileiro SA	34,096

		57,467

Colombia — 1.13%
5,215	Banco Davivienda SA	39,286

Total Preferred Stocks		96,753

(Cost $178,825)

Total Investments		$3,438,947
(Cost $4,556,380)(b) — 98.98%

Other assets in excess of liabilities — 1.02%		35,581

NET ASSETS — 100.00%		$3,474,528

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2020

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	24.00%
Information Technology	22.36%
Consumer Discretionary	15.63%
Materials	7.90%
Industrials	7.15%
Energy	6.52%
Real Estate	5.62%
Communication Services	4.51%
Consumer Staples	3.55%
Health Care	1.07%
Utilities	0.67%
Other*	1.02%

100.00%

* Includes cash, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund

March 31, 2020

Shares		Value
Common Stocks — 97.84%
Australia — 1.13%
107,258	Treasury Wine Estates Ltd.	$665,919

Belgium — 2.12%
28,275	Anheuser-Busch InBev NV	1,248,904

Denmark — 3.49%
21,024	Orsted A/S(a)	2,058,200

Finland — 2.21%
39,117	Neste Oyj	1,300,547

Germany — 3.58%
78,546	Deutsche Post AG	2,105,711

Hong Kong — 2.50%
164,398	AIA Group Ltd.	1,472,125

India — 2.49%
38,100	HDFC Bank Ltd., ADR	1,465,326

Japan — 4.47%
49,698	MISUMI Group, Inc.	1,075,015
30,194	Nidec Corp.	1,556,033

		2,631,048

Netherlands — 1.28%
881	Adyen NV*,(a)	752,660

South Africa — 2.01%
8,332	Naspers Ltd., N Shares	1,184,097

Spain — 2.82%
64,104	Industria de Diseno Textil SA	1,661,169

Switzerland — 6.34%
11,602	Roche Holding AG	3,732,851

Taiwan — 2.68%
33,000	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,577,070

United Kingdom — 5.01%
24,435	Croda International Plc	1,289,128

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2020

Shares		Value
23,131	InterContinental Hotels Group Plc	$984,066
72,847	St. James’s Place Plc	680,239

		2,953,433

United States — 55.71%
1,778	Alphabet, Inc., Class A*	2,065,947
1,030	Amazon.com, Inc.*	2,008,211
22,400	American Water Works Co., Inc.	2,678,144
30,700	Blackstone Group, Inc. (The), Class A	1,398,999
8,200	Bluebird Bio, Inc.*	376,872
5,600	CyberArk Software Ltd.*	479,136
22,300	Danaher Corp.	3,086,543
27,300	EOG Resources, Inc.	980,616
10,812	Estee Lauder Cos, Inc. (The), Class A	1,722,784
24,400	First Republic Bank	2,007,632
34,250	Fortive Corp.	1,890,258
10,600	Incyte Corp.*	776,238
5,200	MarketAxess Holdings, Inc.	1,729,364
19,400	Microsoft Corp.	3,059,574
5,200	NVIDIA Corp.	1,370,720
7,700	SVB Financial Group*	1,163,316
51,600	TJX Cos, Inc. (The)	2,466,996
11,700	UnitedHealth Group, Inc.	2,917,746
4,800	Workday, Inc., Class A*	625,056

		32,804,152

Total Common Stocks		57,613,212

(Cost $65,748,910)

Investment Company — 0.75%
440,840	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	440,840

Total Investment Company		440,840

(Cost $440,840)

Total Investments		$58,054,052
(Cost $66,189,750)(c) — 98.59%

Other assets in excess of liabilities — 1.41%		832,120

NET ASSETS — 100.00%		$58,886,172

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2020

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Health Care	18.49%
Financials	16.84%
Consumer Discretionary	14.10%
Information Technology	13.36%
Industrials	11.26%
Utilities	8.04%
Consumer Staples	6.18%
Energy	3.87%
Communication Services	3.51%
Materials	2.19%
Other*	2.16%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund

March 31, 2020

Shares		Value
Common Stocks — 97.67%
Australia — 4.43%
506,200	Oil Search Ltd.	$734,122
24,493	Rio Tinto Plc	1,122,812
225,872	Treasury Wine Estates Ltd.	1,402,343

		3,259,277

Austria — 1.34%
53,698	Erste Group Bank AG	983,088

Belgium — 2.66%
44,338	Anheuser-Busch InBev NV	1,958,406

Denmark — 4.85%
36,488	Orsted A/S(a)	3,572,089

Finland — 3.31%
73,276	Neste Oyj	2,436,251

France — 1.19%
9,861	Safran SA	873,657

Germany — 4.79%
131,609	Deutsche Post AG	3,528,258

Hong Kong — 4.91%
403,200	AIA Group Ltd.	3,610,511

India — 4.76%
91,066	HDFC Bank Ltd., ADR	3,502,398

Ireland — 2.12%
9,008	Linde Plc	1,562,332

Japan — 14.49%
185,300	Astellas Pharma, Inc.	2,854,983
85,100	MISUMI Group, Inc.	1,840,794
59,702	Nidec Corp.	3,076,713
14,000	Oriental Land Co. Ltd	1,787,199
42,600	Recruit Holdings Co. Ltd.	1,100,412

		10,660,101

Korea — 1.48%
4,404	LG Chem Ltd.	1,090,790

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2020

Shares		Value
Netherlands — 3.21%
1,088	Adyen NV*,(a)	$929,505
20,171	Wolters Kluwer NV	1,430,348

		2,359,853

Singapore — 1.69%
95,300	DBS Group Holdings Ltd.	1,243,489

South Africa — 4.77%
24,685	Naspers Ltd., N Shares	3,508,095

Spain — 4.33%
122,920	Industria de Diseno Textil SA	3,185,307

Switzerland — 12.50%
777	Barry Callebaut AG	1,555,205
3,972	Partners Group Holding AG	2,719,493
15,311	Roche Holding AG	4,926,192

		9,200,890

Taiwan — 5.85%
90,018	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,301,960

Thailand — 0.88%
1,259,100	Minor International PCL*	644,804

United Kingdom — 10.82%
43,116	Croda International Plc	2,274,690
65,490	InterContinental Hotels Group Plc	2,786,153
345,785	Legal & General Group Plc	816,984
223,405	St. James’s Place Plc	2,086,136

		7,963,963

United States — 1.99%
17,100	CyberArk Software Ltd.*	1,463,076

Zambia — 1.30%
187,371	First Quantum Minerals Ltd.	957,292

Total Common Stocks		71,865,887

(Cost $85,688,272)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2020

Shares		Value
Investment Company — 0.01%
7,735	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	$7,735

Total Investment Company		7,735

(Cost $7,735)

Total Investments		$71,873,622
(Cost $85,696,007)(c) — 97.68%

Other assets in excess of liabilities — 2.32%		1,707,061

NET ASSETS — 100.00%		$73,580,683

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.
(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	20.33%
Consumer Discretionary	16.19%
Industrials	16.11%
Health Care	10.58%
Materials	9.52%
Information Technology	9.10%
Consumer Staples	6.68%
Utilities	4.85%
Energy	4.31%
Other*	2.33%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2020

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $1,447,127,792, $8,923,998 and $4,556,380, respectively)	$1,204,571,394	$6,174,289	$3,438,947
Affiliated investments (cost $4,507,131, $272,478 and $0, respectively)	4,507,131	272,478	—
Cash	149,027	—	—
Foreign currency, at value (cost $0, $9,951 and $6,055, respectively)	—	9,959	6,055
Interest and dividend receivable	3,660,197	28,172	13,071
Receivable from advisor	—	18,543	32,694
Receivable for capital shares issued	2,536,307	—	—
Receivable for investments sold	827,806	71,916	28,090
Prepaid expenses and other assets	60,648	21,201	17,438

Total Assets	1,216,312,510	6,596,558	3,536,295

Liabilities:
Foreign currency overdraft, at value (cost $28, $0 and $0)	7,377	—	—
Cash overdraft	—	4	14,333
Foreign withholding tax payable	209,699	21,147	6,835
Payable for capital shares redeemed	1,658,348	—	—
Payable for investments purchased	844,392	12,990	16,476
Accrued expenses and other payables:
Investment advisory fees	463,396	—	—
Accounting fees	8,726	3,557	3,541
Audit fees	1,779	1,779	1,779
Trustees’ fees	723	6	22
Distribution fees	7,002	5,309	—
Custodian fees	103,641	12,181	8,120
Shareholder reports	24,575	1,823	1,610
Transfer agent fees	286,659	4,164	3,564
Other	27,446	3,881	5,487

Total Liabilities	3,643,763	66,841	61,767

Net Assets	$1,212,668,747	$6,529,717	$3,474,528

Net Assets Consists of:
Capital	$1,471,101,798	$9,865,077	$5,340,639
Accumulated earnings	(258,433,051)	(3,335,360)	(1,866,111)

Net Assets	$1,212,668,747	$6,529,717	$3,474,528

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2020

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund		RBC Emerging Markets Value Equity Fund
Net Assets
Class A	$19,435,490		$1,876,270	$	N/A
Class I	1,047,076,991		4,653,447		1,762,176
Class R6	146,156,266		N/A		1,712,352

Total	$1,212,668,747		$6,529,717		$3,474,528

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,045,060		284,162		N/A
Class I	108,250,884		699,735		274,392
Class R6	15,038,300		N/A		266,905

Total	125,334,244		983,897		541,297

Net Asset Values and Redemption Prices Per Share:
Class A	$9.50		$6.60	$	N/A

Class I	$9.67		$6.65		$6.42

Class R6	$9.72	$	N/A		$6.42

Maximum Offering Price Per Share:
Class A	$10.08		$7.00	$	N/A

Maximum Sales Charge - Class A	5.75%		5.75%		N/A

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2020

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $65,748,910 and $85,688,272, respectively)	$57,613,212	$71,865,887
Affiliated investments (cost $440,840 and $7,735, respectively)	440,840	7,735
Cash	380,010	127,743
Foreign currency, at value (cost $3,961 and $0, respectively)	4,021	—
Interest and dividend receivable	79,893	345,710
Receivable from advisor	8,072	—
Receivable for capital shares issued	341,563	4,454,001
Prepaid expenses and other assets	49,838	48,544

Total Assets	58,917,449	76,849,620

Liabilities:
Foreign currency overdraft, at value (cost $0 and $76)	—	2,898
Foreign withholding tax payable	410	672
Payable for capital shares redeemed	16,224	—
Payable for investments purchased	—	3,191,540
Accrued expenses and other payables:
Investment advisory fees	—	21,229
Accounting fees	3,770	3,827
Trustees’ fees	22	57
Distribution fees	4	4
Custodian fees	751	4,616
Shareholder reports	2,250	2,447
Transfer agent fees	6,436	38,991
Other	1,410	2,656

Total Liabilities	31,277	3,268,937

Net Assets	$58,886,172	$73,580,683

Net Assets Consists of:
Capital	$67,389,096	$86,201,189
Accumulated earnings	(8,502,924)	(12,620,506)

Net Assets	$58,886,172	$73,580,683

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2020

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Net Assets
Class A	$7,921	$7,621
Class I	58,089,922	73,562,302
Class R6	788,329	10,760

Total	$58,886,172	$73,580,683

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	645	907
Class I	4,729,550	8,743,160
Class R6	64,106	1,272

Total	4,794,301	8,745,339

Net Asset Values and Redemption Prices Per Share:
Class A	$12.28	$8.41

Class I	$12.28	$8.41

Class R6	$12.30	$8.46

Maximum Offering Price Per Share:
Class A	$13.03	$8.92

Maximum Sales Charge - Class A	5.75%	5.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2020

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Investment Income:
Interest income	$805,664	$7,435	$676
Dividend income - unaffiliated	29,271,851	288,168	159,490
Dividend income - affiliated	753,783	7,305	698
Non-cash dividends	29,119,599	—	71,542
Foreign tax withholding	(3,180,298)	(34,545)	(19,496)

Total Investment Income	56,770,599	268,363	212,910
Expenses:
Investment advisory fees	10,129,923	112,374	35,013
Distribution fees–Class A	53,131	6,634	—
Accounting fees	139,957	63,152	74,714
Audit fees	37,801	37,801	37,801
Custodian fees	590,767	37,284	55,580
Insurance fees	6,995	3,881	4,927
Legal fees	134,849	967	211
Registrations and filing fees	85,594	36,404	36,540
Shareholder reports	102,195	18,678	18,129
Transfer agent fees–Class A	43,761	4,233	—
Transfer agent fees–Class I	1,330,407	9,303	3,613
Transfer agent fees–Class R6	4,451	—	3,545
Trustees’ fees and expenses	94,553	721	352
Tax expense	54,763	36,417	17,258
Other fees	46,334	3,690	4,568

Total expenses before fee waiver/reimbursement	12,855,481	371,539	292,251
Expenses waived/reimbursed by:
Advisor	(1,659,664)	(234,551)	(252,199)

Net expenses	11,195,817	136,988	40,052

Net Investment Income	45,574,782	131,375	172,858

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(13,135,439)	(226,571)	(302,395)
Foreign currency transactions	(1,954,603)	(15,056)	(9,067)
Foreign tax	—	16	—

Net realized losses	(15,090,042)	(241,611)	(311,462)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(284,417,274)	(3,051,435)	(947,522)
Foreign currency	(88,106)	(1,053)	(279)
Foreign tax	(12,650)	4,513	2,097

Net unrealized losses	(284,518,030)	(3,047,975)	(945,704)

Change in net assets resulting from operations	$(254,033,290)	$(3,158,211)	$(1,084,308)

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2020

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Investment Income:
Interest income	$13,727	$—
Dividend income - unaffiliated	685,520	1,845,494
Dividend income - affiliated	14,990	17,070
Non-cash dividends	431,174	1,294,776
Foreign tax withholding	(49,867)	(165,852)

Total Investment Income	1,095,544	2,991,488
Expenses:
Investment advisory fees	376,311	656,167
Distribution fees–Class A	4	4
Accounting fees	52,016	60,010
Audit fees	37,801	37,801
Custodian fees	22,501	40,174
Insurance fees	3,881	3,884
Legal fees	4,736	9,957
Registrations and filing fees	37,833	32,434
Shareholder reports	42,456	29,275
Transfer agent fees–Class I	29,508	105,183
Transfer agent fees–Class R6	3,608	3,545
Trustees’ fees and expenses	3,446	6,238
Tax expense	5,050	5,489
Other fees	4,969	7,199

Total expenses before fee waiver/reimbursement	624,120	997,360
Expenses waived/reimbursed by:
Advisor	(198,337)	(267,376)

Net expenses	425,783	729,984

Net Investment Income	669,761	2,261,504

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	284,278	3,160,080
Foreign currency transactions	(81,321)	(173,671)

Net realized gains	202,957	2,986,409
Net change in unrealized appreciation/ (depreciation) on:
Investments	(10,071,535)	(18,165,967)
Foreign currency	(348)	(9,339)

Net unrealized losses	(10,071,883)	(18,175,306)

Change in net assets resulting from operations	$(9,199,165)	$(12,927,393)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$45,574,782	$10,382,858
Net realized gains/(losses) from investments and foreign currency	(15,090,042)	8,000,137
Net change in unrealized depreciation on investments and foreign currency	(284,518,030)	(12,670,363)

Change in net assets resulting from operations	(254,033,290)	5,712,632

Distributions to Shareholders:
Class A	(792,363)	(923,996)
Class I	(39,879,351)	(52,139,756)
Class R6	(4,632,007)	(3,596,780)

Change in net assets resulting from shareholder distributions	(45,303,721)	(56,660,532)

Capital Transactions:
Proceeds from shares issued	767,468,173	383,033,134
Distributions reinvested	41,681,053	52,322,786
Cost of shares redeemed	(177,297,013)	(153,903,229)

Change in net assets resulting from capital transactions	631,852,213	281,452,691

Payment by broker	—	7,645

Net increase in net assets	332,515,202	230,512,436
Net Assets:
Beginning of year	880,153,545	649,641,109

End of year	$1,212,668,747	$880,153,545

Share Transactions:
Issued	64,026,033	32,319,026
Reinvested	3,341,903	4,799,997
Redeemed	(15,290,238)	(12,915,670)

Change in shares resulting from capital transactions	52,077,698	24,203,353

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$131,375	$74,330
Net realized gains/(losses) from investments and foreign currency	(241,611)	192,706
Net change in unrealized depreciation on investments and foreign currency	(3,047,975)	(859,979)

Change in net assets resulting from operations	(3,158,211)	(592,943)

Distributions to Shareholders:
Class A	(135,440)	(27,276)
Class I	(318,004)	(36,519)

Change in net assets resulting from shareholder distributions	(453,444)	(63,795)

Capital Transactions:
Proceeds from shares issued	725,547	3,533,612
Distributions reinvested	452,240	63,533
Cost of shares redeemed	(284,449)	(527,653)

Change in net assets resulting from capital transactions	893,338	3,069,492

Net increase/(decrease) in net assets	(2,718,317)	2,412,754
Net Assets:
Beginning of year	9,248,034	6,835,280

End of year	$6,529,717	$9,248,034

Share Transactions:
Issued	75,212	343,847
Reinvested	48,050	6,529
Redeemed	(34,117)	(50,676)

Change in shares resulting from capital transactions	89,145	299,700

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$172,858	$96,456
Net realized losses from investments and foreign currency	(311,462)	(445,547)
Net change in unrealized depreciation on investments and foreign currency	(945,704)	(254,563)

Change in net assets resulting from operations	(1,084,308)	(603,654)

Distributions to Shareholders:
Class I	(88,926)	(50,085)
Class R6	(90,889)	(51,375)

Change in net assets resulting from shareholder distributions	(179,815)	(101,460)

Capital Transactions:
Proceeds from shares issued	65,059	5,000
Distributions reinvested	179,815	101,460
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	244,874	106,460

Payment by broker	6,425	—

Net decrease in net assets	(1,012,824)	(598,654)
Net Assets:
Beginning of year	4,487,352	5,086,006

End of year	$3,474,528	$4,487,352

Share Transactions:
Issued	7,326	561
Reinvested	20,469	12,941
Redeemed	—	—

Change in shares resulting from capital transactions	27,795	13,502

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Opportunities Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$669,761	$98,451
Net realized gains from investments and foreign currency	202,957	797,932
Net change in unrealized depreciation on investments and foreign currency	(10,071,883)	(214,605)

Change in net assets resulting from operations	(9,199,165)	681,778

Distributions to Shareholders:
Class I	(1,745,323)	(580,618)
Class R6	(2,036)	(499)

Change in net assets resulting from shareholder distributions	(1,747,359)	(581,117)

Capital Transactions:
Proceeds from shares issued	58,909,583	9,395,591
Distributions reinvested	1,721,944	578,687
Cost of shares redeemed	(9,727,463)	(2,396,032)

Change in net assets resulting from capital transactions	50,904,064	7,578,246

Net increase in net assets	39,957,540	7,678,907
Net Assets:
Beginning of year	18,928,632	11,249,725

End of year	$58,886,172	$18,928,632
Share Transactions:
Issued	4,063,741	661,106
Reinvested	112,032	48,670
Redeemed	(730,135)	(182,804)

Change in shares resulting from capital transactions	3,445,638	526,972

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Opportunities Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$2,261,504	$1,047,064
Net realized gains from investments and foreign currency	2,986,409	346,017
Net change in unrealized depreciation on investments and foreign currency	(18,175,306)	(1,916,741)

Change in net assets resulting from operations	(12,927,393)	(523,660)

Distributions to Shareholders:
Class I	(3,638,795)	(3,318,576)
Class R6	(560)	(841)

Change in net assets resulting from shareholder distributions	(3,639,355)	(3,319,417)

Capital Transactions:
Proceeds from shares issued	32,071,054	21,162,651
Distributions reinvested	3,015,673	3,319,417
Cost of shares redeemed	(11,153,729)	(19,809,085)

Change in net assets resulting from capital transactions	23,932,998	4,672,983

Net increase in net assets	7,366,250	829,906
Net Assets:
Beginning of year	66,214,433	65,384,527

End of year	$73,580,683	$66,214,433

Share Transactions:
Issued	3,163,928	2,260,691
Reinvested	271,437	372,549
Redeemed	(1,134,844)	(1,928,122)

Change in shares resulting from capital transactions	2,300,521	705,118

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/20	$11.82	0.38(b	)	(2.33)	—	(1.95)	(0.36)	(0.01)	(0.37)	$ 9.50
Year Ended 3/31/19	13.05	0.21		(0.56)	—	(0.35)	(0.10)	(0.78)	(0.88)	11.82
Year Ended 3/31/18	10.91	0.10		2.13	—	2.23	(0.09)	—(c )	(0.09)	13.05
Year Ended 3/31/17	9.81	0.11		1.10	—	1.21	(0.07)	(0.04)	(0.11)	10.91
Year Ended 3/31/16	10.99	0.07		(1.11)	—	(1.04)	(0.10)	(0.04)	(0.14)	9.81
Class I
Year Ended 3/31/20	$12.01	0.44(b	)	(2.39)	—	(1.95)	(0.38)	(0.01)	(0.39)	$ 9.67
Year Ended 3/31/19	13.26	0.18		(0.51)	—	(0.33)	(0.14)	(0.78)	(0.92)	12.01
Year Ended 3/31/18	11.07	0.15		2.16	—	2.31	(0.12)	—(c )	(0.12)	13.26
Year Ended 3/31/17	9.95	0.12		1.12	—	1.24	(0.08)	(0.04)	(0.12)	11.07
Year Ended 3/31/16	11.01	0.06		(1.07)	—	(1.01)	(0.01)	(0.04)	(0.05)	9.95
Class R6
Year Ended 3/31/20	$12.07	0.38(b	)	(2.34)	—	(1.96)	(0.38)	(0.01)	(0.39)	$ 9.72
Year Ended 3/31/19	13.31	0.18		(0.50)	—	(0.32)	(0.14)	(0.78)	(0.92)	12.07
Year Ended 3/31/18	11.13	0.15		2.15	—	2.30	(0.12)	—(c )	(0.12)	13.31
Period Ended 3/31/17(d)	10.08	0.04		1.08	—	1.12	(0.03)	(0.04)	(0.07)	11.13

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(c)	Less than $0.01 or $(0.01) per share.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 3/31/20	(17.22)%		$19,435	1.13%		3.19	%(c)	1.36%		20%
Year Ended 3/31/19	(1.90)%		14,815	1.13%		1.74%		1.47%		19%
Year Ended 3/31/18	20.42	%(d)	48,235	1.03	%(e)	0.76%		1.55%		42%
Year Ended 3/31/17	12.42%		5,115	0.98%		1.09%		1.80%		19%
Year Ended 3/31/16	(9.39)%		2,540	1.14	%(f)	0.71%		2.74%		19%
Class I
Year Ended 3/31/20	(16.97)%		$1,047,077	0.88%		3.65	%(c)	1.02%		20%
Year Ended 3/31/19	(1.71)%		766,141	0.88%		1.46%		1.08%		19%
Year Ended 3/31/18	20.81	%(d)	556,822	0.78	%(e)	1.20%		1.18%		42%
Year Ended 3/31/17	12.56%		223,971	0.73%		1.18%		1.30%		19%
Year Ended 3/31/16	(9.18)%		75,250	0.75	%(f)	0.62%		1.89%		19%
Class R6
Year Ended 3/31/20	(16.97)%		$146,156	0.88%		3.20	%(c)	0.91%		20%
Year Ended 3/31/19	(1.62)%		99,198	0.88%		1.47%		0.98%		19%
Year Ended 3/31/18	20.63	%(d)	44,584	0.77	%(e)	1.16%		1.09%		42%
Period Ended 3/31/17(g)	11.20	%(h)	23,224	0.73	%(i)	0.95	%(i)	1.28	%(i)	19%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.27 and 2.30%, for Class A and $0.27 and 2.30% for Class I and $0.28 and 2.30% for the Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(d)	Includes a payment made by the sub-advisor. The impact of the payment to total returns for each class is 0.17%.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)

Beginning January 2, 2018, the net operating expenses were contractually limited to 1.13%, 0.88% and 0.88% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(f)

Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% and 0.725% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.

(g)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

(h)	Not annualized.

(i)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/20	$10.33	0.13	(3.36)	(3.23)	(0.31)	(0.19)	(0.50)	$6.60
Year Ended 3/31/19	11.48	0.11	(1.16)	(1.05)	—	(0.10)	(0.10)	10.33
Year Ended 3/31/18	10.15	0.06	1.54	1.60	(0.26)	(0.01)	(0.27)	11.48
Year Ended 3/31/17	9.35	0.06	1.14	1.20	(0.40)	—	(0.40)	10.15
Year Ended 3/31/16	10.49	0.12	(1.16)	(1.04)	(0.02)	(0.08)	(0.10)	9.35
Class I
Year Ended 3/31/20	$10.34	0.14	(3.37)	(3.23)	(0.27)	(0.19)	(0.46)	$6.65
Year Ended 3/31/19	11.49	0.13	(1.16)	(1.03)	(0.02)	(0.10)	(0.12)	10.34
Year Ended 3/31/18	10.15	0.09	1.55	1.64	(0.29)	(0.01)	(0.30)	11.49
Year Ended 3/31/17	9.35	0.08	1.15	1.23	(0.43)	—	(0.43)	10.15
Year Ended 3/31/16	10.49	0.14	(1.15)	(1.01)	(0.05)	(0.08)	(0.13)	9.35

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/20	(32.71)%	$1,876	1.70%		1.33%	4.32%	24%
Year Ended 3/31/19	(9.47)%	2,865	1.70%		1.08%	5.64%	33%
Year Ended 3/31/18	16.53%	3,070	1.77	%(c)	0.55%	4.66%	26%
Year Ended 3/31/17	13.24%	2,625	1.85%		0.57%	5.02%	38%
Year Ended 3/31/16	(9.86)%	2,319	1.85%		1.25%	5.42%	34%
Class I
Year Ended 3/31/20	(32.54)%	$4,653	1.45%		1.52%	4.06%	24%
Year Ended 3/31/19	(9.28)%	6,383	1.45%		1.27%	5.28%	33%
Year Ended 3/31/18	16.89%	3,766	1.52	%(c)	0.81%	4.43%	26%
Year Ended 3/31/17	13.53%	2,907	1.60%		0.84%	4.76%	38%
Year Ended 3/31/16	(9.60)%	2,347	1.60%		1.50%	5.17%	34%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning October 2, 2017, the net operating expenses were contractually limited to 1.70% and 1.45% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/20	$8.74	0.33	(b)	(2.31)	(1.98)	(0.34)	—	(0.34)	$6.42
Year Ended 3/31/19	10.17	0.21		(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	8.74
Period Ended 3/31/18(c)	10.00	0.02		0.15	0.17	—	—	—	10.17
Class R6
Year Ended 3/31/20	$8.74	0.34	(b)	(2.31)	(1.97)	(0.35)	—	(0.35)	$6.42
Year Ended 3/31/19	10.17	0.21		(1.43)	(1.22)	(0.19)	(0.02)	(0.21)	8.74
Period Ended 3/31/18(c)	10.00	0.02		0.15	0.17	—	—	—	10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting form the special dividend from Naspers LTD/Prosus in September 2019.

(c)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return (a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 3/31/20	(23.71)%		$1,762	0.95%		3.91	%(b)	6.68%		71%
Year Ended 3/31/19	(12.04)%		2,245	0.77	%(c)	2.35%		7.02%		75%
Period Ended 3/31/18(d)	1.90	%(e)	2,543	1.11	%(f)	1.75	%(f)	9.98	%(f)	27%
Class R6
Year Ended 3/31/20	(23.58)%		$1,712	0.88%		3.99	%(b)	6.67%		71%
Year Ended 3/31/19	(11.98)%		2,242	0.71	%(c)	2.41%		6.96%		75%
Period Ended 3/31/18(d)	1.90	%(e)	2,543	1.06	%(f)	1.80	%(f)	9.60	%(f)	27%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 and 1.63% for Class I and $0.14 and 1.63% for Class R6, respectively, resulting form the special dividend from Naspers LTD/Prosus in September 2019.

(c)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% and 0.88% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

(d)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investment	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 3/31/20(b)	$15.50	0.02		(3.24)	(3.22)	—	—	—	$12.28
Class I
Year Ended 3/31/20	$14.04	0.20	(c)	(1.53)	(1.33)	(0.16)	(0.27)	(0.43)	$12.28
Year Ended 3/31/19	13.69	0.09		0.72	0.81	(0.02)	(0.44)	(0.46)	14.04
Year Ended 3/31/18	11.31	0.07		2.82	2.89	(0.08)	(0.43)	(0.51)	13.69
Year Ended 3/31/17	10.12	0.07		1.20	1.27	(0.08)	—	(0.08)	11.31
Year Ended 3/31/16	10.31	0.05		(0.12)	(0.07)	(0.12)	—	(0.12)	10.12
Class R6
Year Ended 3/31/20	$14.08	0.16	(c)	(1.48)	(1.32)	(0.19)	(0.27)	(0.46)	$12.30
Year Ended 3/31/19	13.77	0.13		0.68	0.81	(0.06)	(0.44)	(0.50)	14.08
Year Ended 3/31/18	11.39	0.07		2.85	2.92	(0.11)	(0.43)	(0.54)	13.77
Period Ended 3/31/17(d)	10.42	—	(e)	0.97	0.97	—	—	—	11.39

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

(e)	Less than $0.01 or $(0.01) per share.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Period Ended 3/31/20(b)	(20.77	)%(c)	$8	1.11	%(d)	0.82	%(d)	1.64	%(d)	23%
Class I
Year Ended 3/31/20	(10.10)%		$58,090	0.86%		1.35	%(e)	1.25%		23%
Year Ended 3/31/19	6.49%		18,873	0.86%		0.64%		1.94%		28%
Year Ended 3/31/18	25.71%		11,236	0.94	%(f)	0.50%		2.52%		30%
Year Ended 3/31/17	12.58%		7,102	1.05%		0.65%		3.26%		36%
Year Ended 3/31/16	(0.63)%		5,197	1.05%		0.48%		3.97%		34%
Class R6
Year Ended 3/31/20	(10.01)%		$788	0.81%		1.19	%(e)	5.44%		23%
Year Ended 3/31/19	6.54%		55	0.81%		0.95%		18.77%		28%
Year Ended 3/31/18	25.80%		14	0.90	%(f)	0.56%		30.59%		30%
Period Ended 3/31/17(g)	9.31	%(c)	11	1.00	%(d)	0.10	%(d)	77.25	%(d)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(c)	Not annualized.

(d)	Annualized.

(e)

Net investment income per share and the ratio of net investment income to average net assets include $0.13 and 0.87% for Class I and $0.12 and 0.87% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(f)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.86% and 0.81% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(g)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 3/31/20(b)	$11.03	0.02		(2.64)	(2.62)	—	—	—	$8.41
Class I
Year Ended 3/31/20	$10.27	0.29	(c)	(1.70)	(1.41)	(0.31)	(0.14)	(0.45)	$8.41
Year Ended 3/31/19	11.39	0.18		(0.56)	(0.38)	(0.10)	(0.64)	(0.74)	10.27
Year Ended 3/31/18	9.69	0.11		1.88	1.99	(0.12)	(0.17)	(0.29)	11.39
Year Ended 3/31/17	9.47	0.09		0.18	0.27	(0.05)	—	(0.05)	9.69
Year Ended 3/31/16	10.21	0.12		(0.69)	(0.57)	(0.17)	—	(0.17)	9.47
Class R6
Year Ended 3/31/20	$10.33	0.29	(c)	(1.70)	(1.41)	(0.32)	(0.14)	(0.46)	$8.46
Year Ended 3/31/19	11.44	0.18		(0.55)	(0.37)	(0.10)	(0.64)	(0.74)	10.33
Year Ended 3/31/18	9.74	0.13		1.88	2.01	(0.14)	(0.17)	(0.31)	11.44
Period Ended 3/31/17(d)	9.11	0.02		0.61	0.63	— (e)	—	— (e)	9.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(c)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

(e)	Less than $0.01 or $(0.01) per share.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return (a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Period Ended 3/31/20(b)	(23.75	)%(c)	$8	1.14	%(d)	1.42	%(d)	1.38	%(d)	45%
Class I
Year Ended 3/31/20	(14.68)%		$73,562	0.89%		2.76	%(e)	1.21%		45%
Year Ended 3/31/19	(2.46)%		66,202	0.89	%(f)	1.71%		1.26	%(f)	49%
Year Ended 3/31/18	20.82%		65,372	0.94	%(g)	1.03%		1.32%		45%
Year Ended 3/31/17	2.85%		25,145	1.00%		0.99%		1.84%		38%
Year Ended 3/31/16	(5.52)%		5,483	1.00%		1.23%		3.92%		35%
Class R6
Year Ended 3/31/20	(14.74)%		$11	0.84%		2.74	%(e)	28.05%		45%
Year Ended 3/31/19	(2.27)%		13	0.84	%(f)	1.69%		29.90	%(f)	49%
Year Ended 3/31/18	20.75%		13	0.89	%(g)	1.14%		30.23%		45%
Period Ended 3/31/17(h)	6.96	%(c)	11	0.95	%(d)	0.46	%(d)	77.08	%(d)	38%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to March 31, 2020.

(c)	Not annualized.

(d)	Annualized.

(e)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 and 1.58% for Class I and $0.17 and 1.58% for Class R6, respectively, resulting from the special dividend from Naspers LTD/Prosus in September 2019.

(f)	Ratios include line of credit interest expense which is less than 0.01%.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

(g)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.89% and 0.84% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(h)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

    NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund, Global Opportunities Fund and International Opportunities Fund each offer three share classes: Class A, Class R6 and Class I shares. Emerging Markets Small Cap Equity Fund offers two share classes: Class A and Class I shares. Emerging Markets Value Equity Fund offers two share classes: Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but

    NOTES TO FINANCIAL STATEMENTS

listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information

    NOTES TO FINANCIAL STATEMENTS

from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•     Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•     Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

    NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Bangladesh	$—	$3,100,896	$—	$3,100,896
Brazil	53,726,280	—	—	53,726,280
Chile	—	39,140,280	—	39,140,280
China	70,240,002	176,419,052	—	246,659,054
Hong Kong	—	61,407,345	—	61,407,345
India	5,234,027	163,449,691	—	168,683,718
Indonesia	—	33,139,278	—	33,139,278
Korea	—	122,305,399	—	122,305,399
Mexico	28,954,035	—	—	28,954,035
Peru	25,546,579	—	—	25,546,579
Philippines	—	37,451,765	—	37,451,765
South Africa	—	103,596,687	—	103,596,687
Taiwan	—	177,509,444	—	177,509,444
Thailand	—	10,040,293	—	10,040,293
Turkey	—	20,528,759	—	20,528,759
United Kingdom	—	66,794,353	—	66,794,353
United States	—	5,521,260	—	5,521,260
Preferred Stocks	—	465,969	—	465,969
Investment Company	4,507,131	—	—	4,507,131

Total Assets	$188,208,054	$1,020,870,471	$—	$1,209,078,525

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund Assets:
Investments in Securities
Common Stocks
Bangladesh	$—	$255,256	$—	$255,256
Brazil	251,716	—	—	251,716
Chile	359,291	—	—	359,291
China	118,856	587,275	—	706,131
Egypt	—	68,258	—	68,258
Hong Kong	—	162,507	—	162,507
India	—	973,947	—	973,947
Indonesia	—	83,688	—	83,688
Korea	—	628,472	—	628,472
Malaysia	—	108,254	—	108,254
Mexico	180,287	—	—	180,287
Pakistan	—	42,398	—	42,398
Peru	81,526	—	—	81,526
Philippines	—	379,398	—	379,398
South Africa	—	377,807	—	377,807
Sri Lanka	—	86,133	—	86,133
Taiwan	—	1,077,720	—	1,077,720
Thailand	—	65,654	—	65,654
United Arab Emirates	—	155,922	—	155,922
United States	—	59,738	—	59,738
Preferred Stocks	—	70,072	114	70,186
Investment Company	272,478	—	—	272,478

Total Assets	$1,264,154	$5,182,499	$114	$6,446,767

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Common Stocks
Brazil	$134,946	$—	$—	$134,946
Chile	19,775	79,020	—	98,795
China	283,771	911,201	—	1,194,972
Egypt	—	37,121	—	37,121
Greece	—	20,867	—	20,867
Hong Kong	—	66,839	—	66,839
Hungary	—	57,400	—	57,400
India	—	136,560	—	136,560
Indonesia	—	21,550	—	21,550
Korea	—	508,319	—	508,319
Mexico	77,719	—	—	77,719
Pakistan	—	23,705	—	23,705
Peru	31,475	—	—	31,475
Philippines	—	58,469	—	58,469
Russia	31,559	119,965	—	151,524
South Africa	—	189,920	—	189,920
Taiwan	—	402,460	—	402,460
Thailand	—	33,589	—	33,589
Turkey	—	48,956	—	48,956
United Arab Emirates	—	25,660	—	25,660
Vietnam	—	21,348	—	21,348
Preferred Stocks	96,753	—	—	96,753

Total Assets	$675,998	$2,762,949	$—	$3,438,947

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$665,919	$—	$665,919
Belgium	—	1,248,904	—	1,248,904
Denmark	—	2,058,200	—	2,058,200
Finland	—	1,300,547	—	1,300,547
Germany	—	2,105,711	—	2,105,711
Hong Kong	—	1,472,125	—	1,472,125
India	1,465,326	—	—	1,465,326
Japan	—	2,631,048	—	2,631,048
Netherlands	—	752,660	—	752,660
South Africa	—	1,184,097	—	1,184,097
Spain	—	1,661,169	—	1,661,169
Switzerland	—	3,732,851	—	3,732,851
Taiwan	1,577,070	—	—	1,577,070
United Kingdom	—	2,953,433	—	2,953,433
United States	32,804,152	—	—	32,804,152
Investment Company	440,840	—	—	440,840

Total Assets	$36,287,388	$21,766,664	$—	$58,054,052

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$3,259,277	$—	$3,259,277
Austria	—	983,088	—	983,088
Belgium	—	1,958,406	—	1,958,406
Denmark	—	3,572,089	—	3,572,089
Finland	—	2,436,251	—	2,436,251
France	—	873,657	—	873,657
Germany	—	3,528,258	—	3,528,258
Hong Kong	—	3,610,511	—	3,610,511
India	3,502,398	—	—	3,502,398
Ireland	—	1,562,332	—	1,562,332
Japan	—	10,660,101	—	10,660,101
Korea	—	1,090,790	—	1,090,790
Netherlands	—	2,359,853	—	2,359,853
Singapore	—	1,243,489	—	1,243,489
South Africa	—	3,508,095	—	3,508,095
Spain	—	3,185,307	—	3,185,307
Switzerland	—	9,200,890	—	9,200,890
Taiwan	4,301,960	—	—	4,301,960
Thailand	—	644,804	—	644,804
United Kingdom	—	7,963,963	—	7,963,963
United States	1,463,076	—	—	1,463,076
Zambia	957,292	—	—	957,292
Investment Company	7,735	—	—	7,735

Total Assets	$10,232,461	$61,641,161	$—	$71,873,622

During the year ended March 31, 2020, the Funds, except Emerging Markets Small Cap Equity Fund, recognized no transfers to/from Level 1 or Level 2. For Emerging Markets Small Cap Equity Fund, transfers to Level 2 from Level 1 in the amount of $ 104,319 were due to the absence of an active trading market for the securities on March 31, 2020. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Emerging Markets Small Cap Equity Fund
Preferred Stocks– (Philippines)
Balance as of 3/31/19(value)	$110
Change in unrealized appreciation (depreciation)	4

Balance as of 3/31/20(value)	$114

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

    NOTES TO FINANCIAL STATEMENTS

The significant unobservable inputs used in fair value measurement of the Level 3 security shown above include the subscription price paid by the Fund when the preferred shares were received and security-specific characteristics, including whether it may be converted into common shares. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Financial Instruments:

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2020.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2019	Purchases	Sales	Value March 31, 2020	Dividends
Investments in U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Markets Equity Fund	$37,693,536	$554,976,417	$588,162,822	$4,507,131	$753,783
Emerging Markets Small Cap Equity Fund	360,401	2,217,382	2,305,305	272,478	7,305
Emerging Markets Value Equity Fund	22,848	1,360,610	1,383,458	—	698
Global Opportunities Fund	210,118	48,176,631	47,945,909	440,840	14,990
International Opportunities Fund	703,716	27,452,779	28,148,760	7,735	17,070

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

    NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (”REITs“) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes and partnership transactions.

For the year ended March 31, 2020, reclassifications for permanent differences were as follows:

	Increase / (Decrease) Paid in Capital	Increase / (Decrease) Accumulated Earnings
Emerging Markets Small Cap Equity Fund	$2,450	$(2,450)
Emerging Markets Value Equity Fund	(6,425)	6,425
Global Opportunities Fund	(3)	3

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Equity Fund	0.80%
Emerging Markets Small Cap Equity Fund	1.25%
Emerging Markets Value Equity Fund	0.80%
Global Opportunities Fund	0.76%
International Opportunities Fund	0.80%

    NOTES TO FINANCIAL STATEMENTS

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Small Cap Equity Fund	1.70%	1.45%	N/A
Emerging Markets Value Equity Fund	N/A	0.95%	0.88%
Global Opportunities Fund	1.11%	0.86%	0.81%
International Opportunities Fund	1.14%	0.89%	0.84%

This expense limitation agreement is in place until July 31, 2021 (September 30, 2021 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At March 31, 2020, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/18	FYE 3/31/19	FYE 3/31/20	Total
Emerging Markets Equity Fund	$2,019,686	$1,340,210	$1,594,901	$4,954,797
Emerging Markets Small Cap Equity Fund	176,300	242,638	234,001	652,939
Emerging Markets Value Equity Fund	57,844	279,515	252,132	589,491
Global Opportunities Fund	146,186	170,557	197,222	513,965
International Opportunities Fund	199,478	231,471	266,018	696,967

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2020, the amount waived was $64,763, $550, $68, $1,115 and $1,358 for the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with ”Accounting fees“ in the Statements of Operations.

    NOTES TO FINANCIAL STATEMENTS

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in ”Trustees’ fees“.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2020, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Small Cap Equity Fund	$6,529,717	565,889	57.4%
Emerging Markets Value Equity Fund	$3,474,528	533,162	98.5%
Global Opportunities Fund	$58,886,172	2,089,905	43.6%
International Opportunities Fund	$73,580,683	1,093,657	12.5%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2020, there were no fees waived by the Distributor.

For the year ended March 31, 2020, the Distributor received commissions of $54,998 front-end sales charges of Class A shares, of the Funds, of which $53,131 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020 were as follows:

    NOTES TO FINANCIAL STATEMENTS

	Purchases	Sales
Emerging Markets Equity Fund	$902,547,142	$241,441,848
Emerging Markets Small Cap Equity Fund	$2,587,312	$2,056,490
Emerging Markets Value Equity Fund	3,217,176	3,029,735
Global Opportunities Fund	59,785,395	11,071,384
International Opportunities Fund	57,700,795	35,972,018

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,103,788	$4,871,768	$15,000	$75,077
Distributions reinvested	785,965	911,688	135,437	27,276
Cost of shares redeemed	(15,211,351)	(35,906,730)	(87,954)	(4,333)

Change in Class A	$9,678,402	$(30,123,274)	$62,483	$98,020

Class I
Proceeds from shares issued	$656,629,075	$324,835,198	$710,547	$3,458,535
Distributions reinvested	36,510,102	47,814,318	316,803	36,257
Cost of shares redeemed	(155,294,389)	(114,891,829)	(196,495)	(523,320)

Change in Class I	$537,844,788	$257,757,687	$830,855	$2,971,472

Class R6
Proceeds from shares issued	$86,735,310	$53,326,168	$—	$—
Distributions reinvested	4,384,986	3,596,780	—	—
Cost of shares redeemed	(6,791,273)	(3,104,670)	—	—

Change in Class R6	$84,329,023	$53,818,278	$—	$—

Change in net assets resulting from capital transactions	$631,852,213	$281,452,691	$893,338	$3,069,492

    NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,035,999	411,695	1,504	7,639
Reinvested	64,109	84,966	14,454	2,803
Redeemed	(1,308,819)	(2,939,008)	(9,123)	(396)

Change in Class A	791,289	(2,442,347)	6,835	10,046

Class I
Issued	54,951,716	27,113,544	73,708	336,208
Reinvested	2,927,835	4,386,558	33,596	3,726
Redeemed	(13,410,810)	(9,726,048)	(24,994)	(50,280)

Change in Class I	44,468,741	21,774,054	82,310	289,654

Class R6
Issued	7,038,318	4,793,787	—	—
Reinvested	349,959	328,473	—	—
Redeemed	(570,609)	(250,614)	—	—

Change in Class R6	6,817,668	4,871,646	—	—

Change in shares resulting from capital transactions	52,077,698	24,203,353	89,145	299,700

    NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$10,000	$—

Change in Class A	$—	$—	$10,000	$—

Class I
Proceeds from shares issued	$65,059	$5,000	$58,189,118	$9,358,662
Distributions reinvested	88,926	50,085	1,719,908	578,188
Cost of shares redeemed	—	—	(9,726,601)	(2,396,030)

Change in Class I	$153,985	$55,085	$50,182,425	$7,540,820

Class R6
Proceeds from shares issued	$—	$—	$710,465	$36,929
Distributions reinvested	90,889	51,375	2,036	499
Cost of shares redeemed	—	—	(862)	(2)

Change in Class R6	$90,889	$51,375	$711,639	$37,426

Change in net assets resulting from capital transactions	$244,874	$106,460	$50,904,064	$7,578,246

SHARE TRANSACTIONS:
Class A
Issued	—	—	645	—

Change in Class A	—	—	645	—

Class I
Issued	7,326	561	4,002,984	658,227
Reinvested	10,117	6,388	111,900	48,628
Redeemed	—	—	(730,076)	(182,804)

Change in Class I	17,443	6,949	3,384,808	524,051

Class R6
Issued	—	—	60,112	2,879
Reinvested	10,352	6,553	132	42
Redeemed	—	—	(59)	—

Change in Class R6	10,352	6,553	60,185	2,921

Change in shares resulting from capital transactions	27,795	13,502	3,445,638	526,972

    NOTES TO FINANCIAL STATEMENTS

	International Opportunities Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,000	$—

Change in Class A	$10,000	$—

Class I
Proceeds from shares issued	$32,061,054	$21,162,651
Distributions reinvested	3,015,113	3,318,576
Cost of shares redeemed	(11,153,729)	(19,809,085)

Change in Class I	$23,922,438	$4,672,142

Class R6
Distributions reinvested	$560	$841

Change in Class R6	$560	$841

Change in net assets resulting from capital transactions	$23,932,998	$4,672,983

SHARE TRANSACTIONS:
Class A
Issued	907	—

Change in Class A	907	—

Class I
Issued	3,163,021	2,260,691
Reinvested	271,387	372,455
Redeemed	(1,134,844)	(1,928,122)

Change in Class I	2,299,564	705,024

Class R6
Reinvested	50	94

Change in Class R6	50	94

Change in shares resulting from capital transactions	2,300,521	705,118

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2017, 2018, 2019 and 2020, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

    NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2020, the Funds did not incur any interest or penalties.

As of March 31, 2020, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$1,453,823,396	$57,992,621	$(302,737,492)	$(244,744,871)
Emerging Markets Small Cap Equity Fund	9,322,653	326,428	(3,202,314)	(2,875,886)
Emerging Markets Value Equity Fund	4,634,486	91,183	(1,286,722)	(1,195,539)
Global Opportunities Fund	66,818,462	2,257,311	(11,021,721)	(8,764,410)
International Opportunities Fund	86,844,593	3,277,342	(18,248,313)	(14,970,971)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company mark-to-market adjustment and cumulative partnership basis adjustment.

The tax character of distributions during the year ended March 31, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$43,979,625	$1,324,096	$45,303,721	$45,303,721
Emerging Markets Small Cap Equity Fund	314,203	139,241	453,444	453,444
Emerging Markets Value Equity Fund	179,815	—	179,815	179,815
Global Opportunities Fund	640,752	1,106,607	1,747,359	1,747,359
International Opportunities Fund	2,518,100	1,121,255	3,639,355	3,639,355

The tax character of distributions during the year ended March 31, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$13,462,357	$43,198,175	$56,660,532	$56,660,532
Emerging Markets Small Cap Equity Fund	5,982	57,813	63,795	63,795
Emerging Markets Value Equity Fund	101,460	—	101,460	101,460
Global Opportunities Fund	84,892	496,225	581,117	581,117
International Opportunities Fund	1,047,320	2,272,097	3,319,417	3,319,417

    NOTES TO FINANCIAL STATEMENTS

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of March 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$1,310,953	$—	$9,987	$26,785	$201,875
Undistributed long term gain	—	—	—	235,330	2,159,286

Accumulated earnings	1,310,953	—	9,987	262,115	2,361,161
Accumulated capital loss carryforwards	(14,655,025)	—	(680,066)	—	—
Unrealized depreciation	(245,088,979)	(2,878,891)	(1,196,032)	(8,765,039)	(14,981,667)

Total Accumulated Losses	$(258,433,051)	$(2,878,891)	$(1,866,111)	$(8,502,924)	$(12,620,506)

During the year ended March 31, 2020, the Funds did not utilize any capital losses.

As of March 31, 2020, the Funds did not have any capital loss carryforwards for federal income tax purposes except Emerging Markets Equity Fund had a short-term capital loss carryforward of $12,498,984 and a long-term capital loss carryforward of $2,156,041 and Emerging Markets Value Equity Fund had a short-term capital loss carryforward of $458,984, and a long-term capital loss carryforward of $221,082 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Small Cap Equity Fund deferred late year ordinary income losses of $146,300, long-term qualified late-year capital losses of $258,583 and short-term qualified late-year capital losses of $51,586 which will be treated as arising on the first business day of the year ended March 31, 2021.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

    NOTES TO FINANCIAL STATEMENTS

During the year ended March 31, 2020, redemption fees were collected by the Emerging Markets Equity Fund and Global Opportunities Fund in the amount of $19,576 and $2,631, respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

9. Line of Credit

Emerging Markets Equity Fund and International Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $30,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of June 21, 2020. Interest is charged on borrowings made under this line of credit at a rate per annum equal to the Federal Funds Rate plus 1.25%. An undrawn fee of 0.08% per annum on the daily amount of the excess of $30,000,000 less the aggregate principal amount of advances outstanding is accrued and is due on the last business day of each calendar quarter. Each Participating Fund shall each pay its pro rata share of this fee based on its pro rata net assets at the time the fee is due and payable. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $30,000,000 at any particular time. During the year ended March 31, 2020, neither of the Funds borrowed under the line of credit.

10. Significant Risks

Shareholder concentration risk:

As of March 31, 2020, the following Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	2	38.8%
Emerging Markets Small Cap Equity Fund	1	40.0%
Global Opportunities Fund	2	29.0%
International Opportunities Fund	2	81.9%

Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

    NOTES TO FINANCIAL STATEMENTS

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, referred to hereafter as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020 , including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund (1)	RBC Global Opportunities Fund (4)
RBC Emerging Markets Small Cap Equity Fund (2)	RBC International Opportunities Fund (4)
RBC Emerging Markets Value Equity Fund (3)
(1)

Financial highlights for Class A and Class I for each of the four years in the period ended March 31, 2020 and for Class R6 for each of the three years in the period ended March 31, 2020 and for the period November 22, 2016 (commencement of operations) through March 31, 2017

(2) Financial highlights for each of the four years in the period ended March 31, 2020
(3) Financial highlights for each of the two years in the period ended March 31, 2020 and for the period February 9, 2018 (commencement of operations) through March 31, 2018
(4) Financial highlights for Class I for each of the four years in the period ended March 31, 2020, for Class R6 for each of the three years in the period ended March 31, 2020 and for the period November 22, 2016 (commencement of operations) through March 31, 2017, and for Class A for the period January 28, 2020 (commencement of operations) through March 31, 2020

The financial statements of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 21, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

For the year ended March 31, 2020, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	40.55%
Emerging Markets Small Cap Equity Fund	62.99%
Emerging Markets Value Equity Fund	51.20%
Global Opportunities Fund	100.00%
International Opportunities Fund	75.92%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2020 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	0.39%
Emerging Markets Small Cap Equity Fund	0.00%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	48.94%
International Opportunities Fund	0.00%

For the year ended March 31, 2020, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	1.85%
Emerging Markets Small Cap Equity Fund	3.23%
Emerging Markets Value Equity Fund	0.31%
Global Opportunities Fund	2.65%
International Opportunities Fund	0.14%

    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2020, the following Funds had a qualified short term gains percentage of:

Qualified Short-Term Gains
Emerging Markets Equity Fund	0.00%
Emerging Markets Small Cap Equity Fund	13.83%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	0.00%
International Opportunities Fund	8.43%

For the year ended March 31, 2020, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	97.92%
Emerging Markets Small Cap Equity Fund	83.04%
Emerging Markets Value Equity Fund	94.75%
Global Opportunities Fund	0.00%
International Opportunities Fund	100.00%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2020 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$1,428,409	$58,832,586
Emerging Markets Small Cap Equity Fund	17,309	291,926
Emerging Markets Value Equity Fund	13,237	231,932
Global Opportunities Fund	0	0
International Opportunities Fund	114,469	3,162,120

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund reported $1,324,096, $139,241, $1,106,607 and $3,280,541 respectively as long-term capital gain distributions for the year ended March 31, 2020.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (56)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

    SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds except Emerging Markets Small Cap Equity Fund and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	10/1/19	3/31/20	10/1/19–3/31/20	10/1/19–3/31/20
Emerging Markets Equity Fund
Class A	$1,000.00	$847.20	$5.22	1.13%
Class I	1,000.00	848.70	4.07	0.88%
Class R6	1,000.00	848.60	4.07	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	719.60	7.31	1.70%
Class I	1,000.00	721.30	6.24	1.45%
Emerging Markets Value Equity Fund
Class I	1,000.00	802.30	4.28	0.95%
Class R6	1,000.00	802.80	3.97	0.88%
Global Opportunities Fund
Class A	1,000.00	876.40	5.21	1.11%
Class I	1,000.00	877.20	4.04	0.86%
Class R6	1,000.00	878.10	3.80	0.81%
International Opportunities Fund
Class A	1,000.00	819.60	5.19	1.14%
Class I	1,000.00	821.20	4.05	0.89%
Class R6	1,000.00	821.60	3.83	0.84%

*Expenses	are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half-year period).

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	10/1/19	3/31/20	10/1/19-3/31/20	10/1/19-3/31/20
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.35	$5.70	1.13%
Class I	1,000.00	1,020.60	4.45	0.88%
Class R6	1,000.00	1,020.60	4.45	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	1,016.50	8.57	1.70%
Class I	1,000.00	1,017.75	7.31	1.45%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,020.25	4.80	0.95%
Class R6	1,000.00	1,020.60	4.45	0.88%
Global Opportunities Fund
Class A	1,000.00	1,019.45	5.60	1.11%
Class I	1,000.00	1,020.70	4.34	0.86%
Class R6	1,000.00	1,020.95	4.09	0.81%
International Opportunities Fund
Class A	1,000.00	1,019.30	5.76	1.14%
Class I	1,000.00	1,020.55	4.50	0.89%
Class R6	1,000.00	1,020.80	4.24	0.84%

*Expenses	are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half-year period).

    LIQUIDITY RISK DISCLOSURE (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2019 (the “Review Period”).

I. Key Conclusions of the Report

The Program, as and implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

    LIQUIDITY RISK DISCLOSURE (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in Section IV.B of the Program.

Market Depth—Reasonably Anticipated Trading Size. In classifying and reviewing its portfolio investments or asset classes (as applicable), the Funds must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no changes to the Reasonably Anticipated Trading Size assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in Section IV of the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

C. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report. Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. During the Review Period, the Funds operated in accordance with the relevant provisions of the Program with respect to the 15% Limit.

E. Redemptions in Kind

There were no redemptions in-kind effected by any Fund during the Review Period.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-20

Annual Report

For the year ended March 31, 2020

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

RBC®

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	- RBC Short Duration Fixed Income Fund	6
	- RBC Ultra-Short Fixed Income Fund	8
	Schedule of Portfolio Investments	10
	Financial Statements
	- Statements of Assets and Liabilities	27
	- Statements of Operations	29
	- Statements of Changes in Net Assets	30
	Financial Highlights	32
	Notes to Financial Statements	36
	Report of Independent Registered Public Accounting Firm	48
	Other Federal Income Tax Information (Unaudited)	49
	Management (Unaudited)	50
	Share Class Information (Unaudited)	53
	Supplemental Information (Unaudited)	54
	Liquidity Risk Disclosure (Unaudited)	56

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have five-year track records of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the 12-month period ended March 31, 2020, the Funds underperformed their respective benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 0.45% (Class I shares) compared to a return of 4.47% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC Ultra-Short Fixed Income Fund had a net total return of -0.47% (Class I shares) compared to a return of 3.74% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark. The Funds’ underperformance during this period can be attributed to extreme market events during the first quarter of 2020, where interest rates fell to record low levels and corporate bond spreads widened dramatically. The Funds’ large allocations to corporate bonds and preference for non-Treasury securities hurt performance in this type of environment, which is further described below.

Global financial markets experienced increased volatility during most of 2019, largely due to the uncertainty surrounding the U.S./China trade dispute, a slowdown in global manufacturing and ongoing geopolitical events. However, by the beginning of 2020, the global spread of Covid-19 took front and center sending markets into a downward spiral. Uncertainty spiked and all out panic ensued throughout financial markets. An extreme flight-to-quality drove U.S. interest rates to record low levels. It was a wild ride for Treasury yields over the last year. At times the yield curve was inverted, whereby shorter maturity yields were higher than longer maturity yields, which historically has been viewed as a recessionary indicator. In addition, as fears of the coronavirus set in, Treasury yields hit record lows, with the entire yield curve trading below 1.00% at various times. The Federal Reserve’s (the “Fed’s”) strategy changed dramatically from March 2019 to March 2020. During 2019, the Fed gradually cut interest rates a total of three times with its goal to sustain the economic expansion, but as financial markets plummeted in 2020, the Fed reacted with two larger emergency rate cuts that ultimately brought the federal funds rate to a range of 0.00%-0.25%. In addition, the Fed quickly and aggressively enacted several lending facilities, as well as massive quantitative easing measures, to provide liquidity and support the functioning of financial markets. The first quarter of 2020 will likely go down in history as one of the most unprecedented and volatile market environments on record.

In the corporate sector, option adjusted spreads over Treasuries continued to tighten for most of 2019, ending the year 93 basis points over Treasuries. This trend, however, dramatically reversed during the first quarter of 2020 as the coronavirus fears came to a head, causing severe dislocations in the credit market not seen since the financial crisis of 2008-2009. Investment grade corporate spreads, relative to Treasuries, at one point widened to 373 bps. Strong demand for liquidity placed the entire sector under severe stress in mid-March. Investors’ desire to generate cash led the spread curve to invert, a situation where spreads on corporate bonds inside of 5 years actually widened more than longer corporate bonds. Corporate bond spreads have tightened somewhat by the end of March 2020, ending at 272 bps, still 179 bps wider

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

than the beginning of the year. Most corporate sectors and industries were left vulnerable to the extreme volatility and performance was weak across the board.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Brandon Swensen, CFA
Senior Portfolio Manager and Co-Head, U.S. Fixed Income
RBC Global Asset Management (U.S.) Inc.

Brian Svendahl, CFA
Senior Portfolio Manager and Co-Head, U.S. Fixed Income
RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The federal funds rate is the interest rate banks charge one another for loans made overnight to maintain their reserve requirements. The Federal Open Market Committee, within the Federal Reserve, sets these rates.

Spreads refer to the difference in yield between two similar securities.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head in 2012. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

4

    PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2020 (Unaudited)

RBC Short Duration Fixed Income Fund
Class A
- At Net Asset Value	0.34%	1.51%	1.59%	1.59%	0.45%	2.07%
Class I
- At Net Asset Value	0.45%	1.62%	1.69%	1.69%	0.35%	0.79%

ICE BofAML 1-3
Year U.S. Corporate & Government Index(d)	4.47%	2.58%	1.90%	1.70%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	(0.67)%	1.18%	1.31%	1.18%	0.38%	1.07%
Class I
- At Net Asset Value	(0.47)%	1.32%	1.39%	1.26%	0.28%	0.99%

ICE BofAML U.S.
1-Year Treasury Bill Index(d)	3.74%	2.30%	1.60%	1.32%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2021.

(c)	The Fund’s expenses reflect the most recent year end (March 31, 2020).

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of 0.45% (Class I). That compares to an annualized total return of 4.47% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income generated from the Fund’s overweight to spread products, such as investment grade corporate and securitized bonds contributed positively to the Fund’s returns.

•  An overweight and security selection in Financials and Utilities within the corporate credit sector positively impacted the Fund’s relative performance.

Factors That Detracted From Relative Returns

•  Overall widening of option adjusted spreads in the Corporate and Asset-Backed Securities (ABS) Sectors was the primary negative factor.

•  The Fund’s underweight to Treasuries detracted from performance as the sector outperformed the corporate and securitized sectors.

•  The Fund’s neutral duration position had little to no impact on relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligation include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML 1-3 Year US Corporate & Government Index				Benchmark
				Asset Allocation as of 3/31/20 (% of Fund’s investments)
Charter Communications	1.84%	Apple, Inc., 2.40%, 5/3/23	1.14%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Operating LLC / Charter		Bank of Nova Scotia (The), 2.00%,	1.07%
Communications Operating		11/15/22
Capital, 4.46%, 7/23/22		Carrier Global Corp., 1.92%,	1.05%
Discovery Communications LLC,	1.33%	2/15/23
2.95%, 3/20/23		Wells Fargo & Co., 2.50%, 3/4/21	1.02%
Becton Dickinson and Co.,	1.32%	Goldman Sachs Group, Inc. (The),	1.02%
2.89%, 6/6/22		3.63%, 2/20/24
Morgan Stanley, MTN, 2.75%,	1.25%
5/19/22
Dell International LLC / EMC	1.19%
Corp., 5.45%, 6/15/23

*A listing of all portfolio holdings can be found beginning on page 10
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2020, the Fund had an annualized total return of (0.47)% (Class I). That compares to an annualized total return of 3.74% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  Income generated from the Fund’s overweight to spread products, such as investment grade corporate and securitized bonds contributed positively to the Fund’s returns.

•  An overweight and security selection in Financials within the corporate credit sector had a positive impact on the Fund’s relative performance.

Factors That Detracted From Relative Returns

•  Overall widening of option adjusted spreads in the Corporate and Asset-Backed (ABS) Sectors was the primary negative factor.

•  The Fund’s underweight to Treasuries detracted from performance as the sector outperformed the corporate and securitized sectors.

•  The Fund’s neutral duration position had little to no impact on relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligation include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML US 1-Year Treasury Bill Index				Benchmark
				Asset Allocation as of 3/31/20 (% of Fund’s investments)
John Deere Capital Corp., (LIBOR USD 3-Month + 0.490%), MTN, 1.26%, 6/13/22	1.43%	Becton Dickinson and Co., 2.89%, 6/6/22	1.10%	Top Ten Holdings (excluding investment companies) (as of 3/31/20) (% of Fund’s net assets)
Crown Castle International Corp., REIT, 3.40%, 2/15/21	1.20%	Hyundai Capital America, 3.00%, 10/30/20	1.05%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1.15%	GreatAmerica Leasing Receivables Funding LLC Series, Series 2017-1, Class C, 2.89%, 1/22/24	1.04%
Dell International LLC / EMC Corp., 5.45%, 6/15/23	1.14%	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	1.02%
Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.07%, 8/15/24	1.12%	Broadcom, Inc., 3.13%, 10/15/22	0.96%
* A listing of all portfolio holdings can be found beginning on page 19
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2020 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund

March 31, 2020

Principal Amount		Value
Corporate Bonds — 71.66%
Basic Materials — 1.10%
$ 200,000	DuPont de Nemours, Inc., 4.21%, 11/15/23	$210,617
400,000	Nutrien Ltd., 3.15%, 10/1/22	407,115

		617,732

Communications — 8.14%
150,000	AT&T, Inc., (LIBOR USD 3-Month + 1.180%), 1.96%, 6/12/24(a)	139,027
150,000	AT&T, Inc., 3.80%, 3/15/22	153,418
250,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	251,867
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	1,036,529
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 2.46%, 4/15/24(a)	140,544
750,000	Discovery Communications LLC, 2.95%, 3/20/23	747,068
100,000	Discovery Communications LLC, 4.38%, 6/15/21	101,353
150,000	Fox Corp., 3.67%, 1/25/22(b)	152,978
300,000	Interpublic Group of Cos, Inc. (The), 3.50%, 10/1/20	298,219
250,000	Qwest Corp., 6.75%, 12/1/21	252,752
155,000	Rogers Communications, Inc., 3.00%, 3/15/23	155,908
405,000	Verizon Communications, Inc., 2.95%, 3/15/22	413,490
250,000	Videotron Ltd., 5.00%, 7/15/22	248,653
250,000	Vodafone Group Plc, 2.95%, 2/19/23	253,669
196,000	Walt Disney Co. (The), 7.75%, 1/20/24	238,966

		4,584,441

Consumer, Cyclical — 4.98%
300,000	Delta Air Lines, Inc., 2.90%, 10/28/24	246,930
250,000	General Motors Financial Co., Inc., 2.90%, 2/26/25	215,529
350,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	332,351
200,000	General Motors Financial Co., Inc., 3.45%, 1/14/22	186,742
300,000	Hyundai Capital America, 3.00%, 10/30/20(b)	302,858
250,000	Lennar Corp., 4.75%, 11/15/22	245,999
155,000	Marriott International, Inc., 2.13%, 10/3/22	138,811
300,000	Starbucks Corp., 2.10%, 2/4/21	299,902
400,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(b)	384,910
200,000	Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(b)	198,959
250,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	252,630

		2,805,621

Consumer, Non-cyclical — 11.21%
250,000	AbbVie, Inc., 2.30%, 11/21/22(b)	249,205
400,000	Allergan Finance LLC, 3.25%, 10/1/22	402,554
250,000	Allergan Funding SCS, 3.45%, 3/15/22	251,539
150,000	Amgen, Inc., 2.65%, 5/11/22	151,622
200,000	Bayer US Finance II LLC, 3.50%, 6/25/21(b)	200,629
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 2.03%, 6/6/22(a)	118,849

10

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$750,000	Becton Dickinson and Co., 2.89%, 6/6/22	$745,046
200,000	Bristol-Myers Squibb Co., 2.88%, 2/19/21(b)	201,170
200,000	Bristol-Myers Squibb Co., 2.90%, 7/26/24(b)	207,249
250,000	Cigna Corp., (LIBOR USD 3-Month + 0.890%), 2.72%, 7/15/23(a)	224,687
150,000	Conagra Brands, Inc., 3.80%, 10/22/21	150,964
350,000	CVS Health Corp., 2.13%, 6/1/21	349,201
300,000	CVS Health Corp., 2.63%, 8/15/24	300,644
27,000	CVS Health Corp., 3.35%, 3/9/21	27,175
100,000	CVS Health Corp., 3.70%, 3/9/23	103,859
400,000	EMD Finance LLC, 2.95%, 3/19/22(b)	405,781
140,000	Equifax, Inc., 2.60%, 12/1/24	133,664
100,000	Equifax, Inc., 3.60%, 8/15/21	100,167
250,000	HCA, Inc., 5.88%, 5/1/23	260,601
15,000	Kraft Heinz Foods Co., 2.80%, 7/2/20	15,040
250,000	Kraft Heinz Foods Co., 3.50%, 6/6/22	248,087
150,000	Kroger Co. (The), 3.30%, 1/15/21	149,624
250,000	Molson Coors Brewing Co., 2.10%, 7/15/21	245,525
500,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	495,651
250,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	252,576
200,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	203,238
116,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 2.13%, 6/2/20(a)	116,138

		6,310,485

Energy — 8.18%
200,000	Enbridge Energy Partners LP, 4.20%, 9/15/21	202,598
500,000	Energy Transfer Operating LP, 4.50%, 4/15/24	449,930
550,000	Energy Transfer Operating LP, 5.20%, 2/1/22	518,212
150,000	Kinder Morgan Energy Partners LP, 3.50%, 3/1/21	148,229
200,000	Kinder Morgan Energy Partners LP, 4.25%, 9/1/24	196,310
400,000	Kinder Morgan Energy Partners LP, 5.80%, 3/1/21	402,715
110,000	Magellan Midstream Partners LP, 4.25%, 2/1/21	108,100
300,000	Marathon Petroleum Corp., 5.13%, 3/1/21	285,569
400,000	MPLX LP, (LIBOR USD 3-Month + 1.100%), 2.10%, 9/9/22(a)	381,411
250,000	ONEOK Partners LP, 3.38%, 10/1/22	230,579
350,000	ONEOK, Inc., 4.25%, 2/1/22	337,303
500,000	Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	458,441
200,000	Spectra Energy Partners LP, 4.60%, 6/15/21	197,122
500,000	Williams Cos., Inc. (The), 3.35%, 8/15/22	476,431
250,000	Williams Cos., Inc. (The), 4.00%, 11/15/21	215,591

		4,608,541

Financial — 20.42%
180,000	American Tower Corp., REIT, 3.30%, 2/15/21	180,059
350,000	American Tower Corp., REIT, 3.50%, 1/31/23	353,304
450,000	Bank of America Corp., MTN, 2.33%, 10/1/21(c)	449,175

11

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$ 54,000	Bank of Montreal, Series D, 3.10%, 4/13/21	$54,530
600,000	Bank of Nova Scotia (The), 2.00%, 11/15/22	599,759
250,000	Barclays Plc, 3.20%, 8/10/21	247,699
200,000	BNP Paribas SA, 2.95%, 5/23/22(b)	198,536
550,000	BNP Paribas SA, 3.50%, 3/1/23(b)	553,080
250,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 1.43%, 9/13/23(a)	246,485
250,000	CIT Group, Inc., 4.75%, 2/16/24	244,062
300,000	Citigroup, Inc., 2.75%, 4/25/22	302,903
150,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.190%), 2.95%, 8/2/21(a)	148,263
350,000	Citigroup, Inc., 4.04%, 6/1/24(c)	367,056
300,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 2.31%, 1/10/23(a)	288,737
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	254,008
250,000	Credit Agricole SA, 3.75%, 4/24/23(b)	254,849
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	249,679
500,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	506,708
200,000	Crown Castle International Corp., REIT, 3.40%, 2/15/21	200,922
350,000	Crown Castle International Corp., REIT, 5.25%, 1/15/23	363,376
550,000	Goldman Sachs Group, Inc. (The), 3.63%, 2/20/24	574,673
200,000	HSBC Holdings Plc, 2.65%, 1/5/22	199,634
250,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 3.34%, 5/25/21(a)	247,788
400,000	ING Groep NV, 3.15%, 3/29/22	400,451
200,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.890%), 2.70%, 7/23/24(a)	189,490
490,000	JPMorgan Chase & Co., 3.21%, 4/1/23(c)	498,510
275,000	Lloyds Bank Plc, 2.25%, 8/14/22	273,789
250,000	Lloyds Banking Group Plc, 3.00%, 1/11/22	247,074
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 2.73%, 7/22/22(a)	194,407
700,000	Morgan Stanley, MTN, 2.75%, 5/19/22	703,999
100,000	Regions Financial Corp., 2.75%, 8/14/22	98,987
250,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	249,436
243,000	Santander UK Plc, (LIBOR USD 3-Month + 0.620%), 2.20%, 6/1/21(a)	238,529
250,000	Truist Bank, 1.25%, 3/9/23	244,264
575,000	Wells Fargo & Co., 2.50%, 3/4/21	577,040
250,000	Wells Fargo & Co., MTN, 2.63%, 7/22/22	251,060
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 2.09%, 6/28/22(a)	244,645

		11,496,966

Industrial — 6.84%
350,000	Agilent Technologies, Inc., 3.88%, 7/15/23	361,392
135,000	Burlington Northern Santa Fe LLC, 4.10%, 6/1/21	137,396
600,000	Carrier Global Corp., 1.92%, 2/15/23(b)	590,434

12

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$100,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.590%), MTN, 1.59%, 6/6/22(a)	$98,253
250,000	Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	254,461
250,000	Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	248,779
300,000	John Deere Capital Corp., (LIBOR USD 3-Month + 0.490%), MTN, 1.26%, 6/13/22(a)	290,502
300,000	Northrop Grumman Corp., 2.55%, 10/15/22	299,802
250,000	Republic Services, Inc., 2.50%, 8/15/24	252,125
300,000	Rockwell Collins, Inc., 2.80%, 3/15/22	303,072
450,000	Rockwell Collins, Inc., 3.20%, 3/15/24	465,142
225,000	Roper Technologies, Inc., 2.35%, 9/15/24	220,548
50,000	Roper Technologies, Inc., 2.80%, 12/15/21	49,858
275,000	Roper Technologies, Inc., 3.65%, 9/15/23	281,810

		3,853,574

Technology — 7.32%
615,000	Apple, Inc., 2.40%, 5/3/23	640,168
255,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	251,595
400,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	400,434
400,000	Broadcom, Inc., 3.13%, 4/15/21(b)	395,592
250,000	Broadcom, Inc., 3.13%, 10/15/22(b)	245,130
200,000	Dell International LLC / EMC Corp., 4.42%, 6/15/21(b)	199,859
650,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23(b)	668,098
200,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20(d)	200,044
300,000	NXP BV / NXP Funding LLC, 4.13%, 6/1/21(b)	302,804
250,000	NXP BV / NXP Funding LLC, 4.63%, 6/1/23(b)	257,976
200,000	NXP BV / NXP Funding LLC, 4.63%, 6/15/22(b)	203,848
350,000	Oracle Corp., 2.50%, 4/1/25	353,260

		4,118,808

Utilities — 3.47%
216,000	AES Corp., 4.88%, 5/15/23	211,464
300,000	CenterPoint Energy, Inc., 3.85%, 2/1/24	302,474
350,000	Exelon Corp., 2.45%, 4/15/21	347,032
270,000	Georgia Power Co., Series A, 2.10%, 7/30/23	262,940
255,000	Puget Energy, Inc., 6.50%, 12/15/20	260,319
400,000	Sempra Energy, 2.90%, 2/1/23	398,522
175,000	Southern Co. Gas Capital Corp., 3.50%, 9/15/21	169,970

		1,952,721

Total Corporate Bonds		40,348,889

(Cost $41,247,816)
Asset Backed Securities — 24.53%
150,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class D, 3.59%, 2/8/22	149,831

13

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$115,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.65%, 5/9/22	$114,550
143,132	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	142,457
400,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class D, 3.13%, 1/18/23	393,844
395,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D, 3.18%, 7/18/23	387,607
160,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, 1/18/24	161,008
240,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	234,558
508,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.54%, 7/18/24	491,712
125,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, 4/18/25	123,806
300,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B, 2.13%, 7/18/25	287,032
455,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	421,293
275,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class D, 3.15%, 2/20/25(b)	270,086
175,000	Carmax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	166,714
250,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	249,460
147,000	CarMax Auto Owner Trust, Series 2017-1, Class B, 2.54%, 9/15/22	145,700
360,000	CarMax Auto Owner Trust, Series 2017-1, Class D, 3.43%, 7/17/23	356,077
502,000	CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23	490,806
420,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 5/15/24	408,139
475,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24	457,989
305,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	295,288
335,000	CarMax Auto Owner Trust, Series 2019-1, Class C, 3.74%, 1/15/25	336,508
250,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	242,294
310,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	298,790
165,000	CNH Equipment Trust, Series 2016-B, Class B, 2.20%, 10/15/23	164,766
400,000	Dell Equipment Finance Trust, Series 2018-1, Class C, 3.53%, 6/22/23(b)	402,310
300,000	Dell Equipment Finance Trust, Series 2018-2, Class C, 3.72%, 10/22/23(b)	303,300
175,000	Dell Equipment Finance Trust, Series 2019-2, Class D, 2.48%, 4/22/25(b)	169,463

14

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$198,618	Drive Auto Receivables Trust, Series 2016-CA, Class D, 4.18%, 3/15/24(b)	$198,709
223,730	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	223,215
124,020	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	123,753
243,652	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	241,592
200,000	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	196,787
500,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/26	495,281
180,000	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	173,340
175,000	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	166,706
50,000	Drive Auto Receivables Trust, Series 2019-4, Class D, 2.70%, 2/16/27	48,191
175,000	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	164,689
200,000	GM Financial Automobile Leasing Trust, Series 2019-1, Class D, 3.95%, 5/22/23	201,473
180,000	GM Financial Automobile Leasing Trust, Series 2019-3, Class C, 2.35%, 7/20/23	177,237
575,000	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	559,940
120,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class C, 2.62%, 1/16/25	116,629
80,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	76,622
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	57,160
234,977	Santander Drive Auto Receivables Trust, Series 2016-2, Class D, 3.39%, 4/15/22	234,098
265,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	262,893
175,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 3/15/24	166,221
365,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class C, 3.51%, 8/15/23	362,341
145,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class C, 3.42%, 4/15/25	143,254
300,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90%, 10/15/24	293,316
80,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	73,771
290,000	Santander Retail Auto Lease Trust, Series 2017-A, Class B, 2.68%, 1/20/22(b)	289,234
500,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	488,679

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$275,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	$267,400
350,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	345,993

Total Asset Backed Securities		13,813,912

(Cost $14,200,516)

U.S. Government Agency Backed Mortgages — 0.58%
Fannie Mae — 0.01%
3,574	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 1.90%, 10/25/31(a)	3,604
85	Series 2005-68, Class BC, 5.25%, 6/25/35	85
2,651	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 1.70%, 11/25/39(a)	2,650
2,276	Series 2012-3, Class EA, 3.50%, 10/25/29	2,279

		8,618

Freddie Mac — 0.57%
40,722	Series 2010-K7, Class B, 5.63%, 4/25/20(b),(d)	40,691
255,000	Series 2011-K13, Class B, 4.61%, 1/25/48(b),(d)	258,873
2,725	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 1.71%, 3/15/32(a)	2,753
2,871	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 1.71%, 3/15/32(a)	2,896
10,749	Series 2627, Class MW, 5.00%, 6/15/23	11,265
1,362	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 1.21%, 11/15/40(a)	1,356
2,619	Series 4027, Class GD, 2.00%, 10/15/25	2,620

		320,454

Total U.S. Government Agency Backed Mortgages		329,072

(Cost $339,066)

Collateralized Mortgage Obligations — 0.02%
13,509	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 1.92%, 12/26/35(a),(b)	13,156

Total Collateralized Mortgage Obligations		13,156

(Cost $13,305)

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Shares	Value
Investment Company — 3.71%
2,087,167 U.S. Government Money Market Fund, RBC Institutional Class 1(e)	$2,087,167

Total Investment Company	2,087,167

(Cost $2,087,167)

Total Investments	$56,592,196
(Cost $57,887,870)(f) — 100.50%

Liabilities in excess of other assets — (0.50)%	(281,977)

NET ASSETS — 100.00%	$56,310,219

(a)	Floating rate note. Rate shown is as of report date.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.

(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2020:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	19	June 2020	$74,842	USD $	4,187,273	Barclays Capital Group

Total			$74,842

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Note	15	June 2020	$(73,169)	USD $	1,880,391	Barclays Capital Group

Total			$(73,169)

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2020

Abbreviations used are defined below:

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust USD - United States Dollar

See Notes to the Financial Statements.

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund

March 31, 2020

Principal Amount		Value
Corporate Bonds — 58.90%
Basic Materials — 1.50%
$300,000	LyondellBasell Industries NV, 6.00%, 11/15/21	$305,863
300,000	Nutrien Ltd., 3.15%, 10/1/22	305,336

		611,199

Communications — 5.16%
300,000	AT&T, Inc., (LIBOR USD 3-Month + 0.950%), 2.78%, 7/15/21(a)	292,500
200,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	199,264
450,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.46%, 7/23/22	466,438
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 2.46%, 4/15/24(a)	140,544
216,000	Discovery Communications LLC, 2.80%, 6/15/20	215,464
200,000	Discovery Communications LLC, 3.30%, 5/15/22	194,535
150,000	Fox Corp., 3.67%, 1/25/22(b)	152,978
250,000	Vodafone Group Plc, (LIBOR USD 3-Month + 0.990%), 2.83%, 1/16/24(a)	235,648
200,000	Vodafone Group Plc, 2.95%, 2/19/23	202,935

		2,100,306

Consumer, Cyclical — 6.05%
181,000	Delta Air Lines, Inc., 3.40%, 4/19/21	168,666
250,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	237,393
250,000	General Motors Financial Co., Inc., 3.55%, 4/9/21	239,173
250,000	Home Depot, Inc. (The), 2.00%, 4/1/21	250,346
424,000	Hyundai Capital America, 3.00%, 10/30/20(b)	428,039
325,000	Marriott International, Inc., (LIBOR USD 3-Month + 0.650%), 1.65%, 3/8/21(a)	305,403
95,000	Marriott International, Inc., 2.13%, 10/3/22	85,078
210,000	PACCAR Financial Corp., MTN, 2.80%, 3/1/21	211,174
96,000	Toyota Motor Corp., 3.18%, 7/20/21	97,591
250,000	Volkswagen Group of America Finance LLC, 2.70%, 9/26/22(b)	240,569
200,000	Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(b)	198,959

		2,462,391

Consumer, Non-cyclical — 9.01%
250,000	Allergan Finance LLC, 3.25%, 10/1/22	251,596
100,000	Allergan Funding SCS, 3.45%, 3/15/22	100,615
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 2.03%, 6/6/22(a)	118,849
75,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 0.875%), 2.25%, 12/29/20(a)	72,469
450,000	Becton Dickinson and Co., 2.89%, 6/6/22	447,028
150,000	Bristol-Myers Squibb Co., 2.88%, 2/19/21(b)	150,878
300,000	Cigna Corp., (LIBOR USD 3-Month + 0.890%), 2.72%, 7/15/23(a)	269,624
150,000	Conagra Brands, Inc., 3.80%, 10/22/21	150,964

19

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$150,000	CVS Health Corp., 2.80%, 7/20/20	$149,956
107,000	CVS Health Corp., 3.35%, 3/9/21	107,691
350,000	EMD Finance LLC, 2.95%, 3/19/22(b)	355,058
250,000	HCA, Inc., 4.75%, 5/1/23	254,634
200,000	Kraft Heinz Foods Co., (LIBOR USD 3-Month + 0.570%), 2.30%, 2/10/21(a)	188,052
250,000	Kraft Heinz Foods Co., 3.50%, 6/6/22	248,087
300,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	297,391
200,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	203,238
300,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 2.13%, 6/2/20(a)	300,355

		3,666,485

Energy — 6.50%
150,000	ConocoPhillips Co., (LIBOR USD 3-Month + 0.900%), 2.59%, 5/15/22(a)	149,273
368,000	Enbridge, Inc., (LIBOR USD 3-Month + 0.700%), 1.44%, 6/15/20(a)	361,160
200,000	Energy Transfer Operating LP, 3.60%, 2/1/23	176,611
250,000	Energy Transfer Operating LP, 5.20%, 2/1/22	235,551
175,000	Enterprise Products Operating LLC, 2.80%, 2/15/21	173,080
300,000	Kinder Morgan Energy Partners LP, 5.00%, 10/1/21	295,537
100,000	Kinder Morgan Energy Partners LP, 5.80%, 3/1/21	100,679
250,000	MPLX LP, (LIBOR USD 3-Month + 1.100%), 2.10%, 9/9/22(a)	238,381
200,000	ONEOK Partners LP, 3.38%, 10/1/22	184,463
250,000	ONEOK, Inc., 4.25%, 2/1/22	240,931
250,000	Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	229,221
300,000	Williams Cos., Inc. (The), 4.00%, 11/15/21	258,709

		2,643,596

Financial — 19.71%
150,000	American Tower Corp., REIT, 2.80%, 6/1/20	150,050
350,000	American Tower Corp., REIT, 3.45%, 9/15/21	352,893
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 2.40%, 5/19/22(a),(b)	241,601
250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 2.77%, 7/23/24(a)	234,207
250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 1.67%, 9/19/22(a)	240,277
250,000	Barclays Plc, 3.25%, 1/12/21	248,702
250,000	BNP Paribas SA, 3.50%, 3/1/23(b)	251,400
300,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 1.43%, 9/13/23(a)	295,782
300,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.070%), 2.07%, 12/8/21(a)	294,183
250,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.690%), 2.48%, 10/27/22(a)	236,274
200,000	Commonwealth Bank of Australia, (LIBOR USD 3-Month + 0.700%), 1.44%, 3/16/23(a),(b)	191,206

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$250,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 2.31%, 1/10/23(a)	$240,614
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	254,008
250,000	Credit Agricole SA, 3.38%, 1/10/22(b)	249,479
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	251,600
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	253,354
150,000	Crown Castle International Corp., REIT, 2.25%, 9/1/21	149,405
485,000	Crown Castle International Corp., REIT, 3.40%, 2/15/21	487,235
400,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 2.43%, 2/23/23(a)	383,534
200,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 3.34%, 5/25/21(a)	198,231
200,000	ING Groep NV, 3.15%, 3/29/22	200,225
73,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.680%), 2.26%, 6/1/21(a)	72,100
250,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.900%), 2.69%, 4/25/23(a)	244,964
250,000	Lloyds Bank Plc, (LIBOR USD 3-Month + 0.490%), 2.23%, 5/7/21(a)	246,105
200,000	Lloyds Bank Plc, 2.25%, 8/14/22	199,119
250,000	Lloyds Banking Group Plc, 3.00%, 1/11/22	247,074
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 2.73%, 7/22/22(a)	194,407
250,000	Morgan Stanley, (LIBOR USD 3-Month + 1.400%), MTN, 3.20%, 10/24/23(a)	240,609
200,000	Santander UK Group Holdings Plc, 3.57%, 1/10/23	199,194
300,000	Skandinaviska Enskilda Banken AB, (LIBOR USD 3-Month + 0.430%), 2.12%, 5/17/21(a),(b)	293,474
200,000	Swedbank AB, (LIBOR USD 3-Month + 0.700%), 1.44%, 3/14/22(a),(b)	192,883
100,000	Wells Fargo & Co., (LIBOR USD 3-Month + 0.930%), 2.66%, 2/11/22(a)	97,862
150,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 2.09%, 6/28/22(a)	146,787
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.570%), 2.42%, 1/11/23(a)	242,051

		8,020,889

Industrial — 3.38%
300,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.230%), MTN, 0.97%, 3/15/21(a)	293,859
200,000	Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 2/21/21	200,626
600,000	John Deere Capital Corp., (LIBOR USD 3-Month + 0.490%), MTN, 1.26%, 6/13/22(a)	581,003
300,000	Northrop Grumman Corp., 2.55%, 10/15/22	299,802

		1,375,290

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
Technology — 5.14%
$200,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.00%, 1/15/22	$197,692
375,000	Broadcom, Inc., 3.13%, 4/15/21(b)	370,867
400,000	Broadcom, Inc., 3.13%, 10/15/22(b)	392,207
225,000	Dell International LLC / EMC Corp., 4.42%, 6/15/21(b)	224,842
450,000	Dell International LLC / EMC Corp., 5.45%, 6/15/23(b)	462,530
200,000	Hewlett Packard Enterprise Co., (LIBOR USD 3-Month + 0.720%), 2.62%, 10/5/21(a)	189,231
250,000	NXP BV / NXP Funding LLC, 4.63%, 6/15/22(b)	254,810

		2,092,179

Utilities — 2.45%
250,000	FirstEnergy Corp., Series B, 4.25%, 3/15/23	249,572
150,000	Florida Power & Light Co., (LIBOR USD 3-Month + 0.400%), 2.14%, 5/6/22(a)	140,753
180,000	Georgia Power Co., Series A, 2.10%, 7/30/23	175,293
150,000	Sempra Energy, (LIBOR USD 3-Month + 0.500%), 2.33%, 1/15/21(a)	129,993
300,000	Sempra Energy, 2.90%, 2/1/23	298,891

		994,502

Total Corporate Bonds		23,966,837

(Cost $24,744,243)

Asset Backed Securities — 27.36%
33,337	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87%, 11/8/21	33,258
111,325	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	110,800
305,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class D, 3.13%, 1/18/23	300,306
160,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.62%, 3/18/25	156,372
175,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B, 2.13%, 7/18/25	167,435
300,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class D, 2.58%, 9/18/25	277,776
75,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.43%, 5/20/22(b)	73,739
185,000	Carmax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24	186,451
85,000	Carmax Auto Owner Trust, Series 2018-4, Class D, 4.15%, 4/15/25	82,378
145,000	Carmax Auto Owner Trust, Series 2019-1, Class D, 4.04%, 8/15/25	139,708
195,000	Carmax Auto Owner Trust, Series 2019-3, Class D, 2.85%, 1/15/26	179,790
125,000	Carmax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25	119,082
190,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	189,590

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$130,000	CarMax Auto Owner Trust, Series 2016-4, Class D, 2.91%, 4/17/23	$128,320
205,000	CarMax Auto Owner Trust, Series 2017-1, Class D, 3.43%, 7/17/23	202,766
250,000	CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23	244,426
285,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.30%, 5/15/24	276,952
350,000	CarMax Auto Owner Trust, Series 2018-1, Class C, 2.95%, 11/15/23	347,042
310,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24	298,898
205,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.91%, 1/15/25	198,472
300,000	CarMax Auto Owner Trust, Series 2019-3, Class C, 2.60%, 6/16/25	290,752
100,000	CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25	96,384
275,000	Dell Equipment Finance Trust, Series 2017-2, Class B, 2.47%, 10/24/22(b)	274,600
350,000	Dell Equipment Finance Trust, Series 2018-1, Class B, 3.34%, 6/22/23(b)	350,935
300,000	Dell Equipment Finance Trust, Series 2018-1, Class C, 3.53%, 6/22/23(b)	301,732
275,000	Dell Equipment Finance Trust, Series 2018-2, Class B, 3.55%, 10/22/23(b)	279,020
151,985	Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 9/15/23	151,211
276,530	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	275,893
102,262	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	102,042
193,022	Drive Auto Receivables Trust, Series 2018-2, Class C, 3.63%, 8/15/24	191,757
224,909	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	223,008
291,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24	291,751
225,000	Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78%, 4/15/25	221,386
130,000	Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90%, 8/15/25	125,190
105,000	Drive Auto Receivables Trust, Series 2019-4, Class C, 2.51%, 11/17/25	100,023
125,000	Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36%, 3/16/26	117,635
105,000	GM Financial Automobile Leasing Trust, Series 2019-3, Class C, 2.35%, 7/20/23	103,388
425,000	GM Financial Automobile Leasing Trust, Series 2020-1, Class C, 2.04%, 12/20/23	413,868

23

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$150,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class B, 3.27%, 1/16/24	$151,656
60,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B, 2.03%, 4/16/25	57,467
50,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C, 2.18%, 5/16/25	47,633
425,000	GreatAmerica Leasing Receivables Funding LLC Series, Series 2017-1, Class C, 2.89%, 1/22/24(b)	424,409
235,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	233,131
315,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.88%, 2/15/24	299,595
465,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.07%, 8/15/24	455,532
160,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class C, 3.42%, 4/15/25	158,074
300,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22%, 7/15/25	279,072
160,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.68%, 10/15/25	147,541
300,000	Santander Retail Auto Lease Trust, Series 2019-A, Class C, 3.30%, 5/22/23(b)	296,792
240,000	Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23(b)	234,566
46,349	Tesla Auto Lease Trust, Series 2018-A, Class D, 3.30%, 5/20/20(b)	46,335
170,000	Verizon Owner Trust, Series 2019-C, Class B, 2.06%, 4/22/24	165,302
150,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	148,283
375,000	World Omni Automobile Lease Securitization Trust, Series 2018-B, Class B, 3.43%, 3/15/24	365,779

Total Asset Backed Securities		11,135,303

(Cost $11,493,227)

U.S. Government Agency Backed Mortgages — 1.35%
Fannie Mae — 0.13%
14,413	Pool #888467, 6.00%, 6/1/22	14,791
7,692	Pool #AL0202, 4.00%, 4/1/21	7,731
7,738	Series 2003-55, Class CD, 5.00%, 6/25/23	8,107
4	Series 2011-23, Class AB, 2.75%, 6/25/20	4
17,899	Series 2012-1, Class GB, 2.00%, 2/25/22	18,010

		48,643

Freddie Mac — 1.22%
40,722	Series 2010-K7, Class B, 5.63%, 4/25/20(b),(c)	40,691
250,000	Series 2011-K10, Class B, 4.62%, 11/25/49(b),(c)	252,166
195,000	Series 2011-K11, Class B, 4.42%, 12/25/48(b),(c)	196,901
273	Series 3710, Class AB, 2.00%, 8/15/20	273

24

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Principal Amount		Value
$ 8,315	Series 3726, Class BA, 2.00%, 8/15/20	$8,323
1,258	Series 3852, Class EA, 4.50%, 12/15/21	1,268

		499,622

Total U.S. Government Agency Backed Mortgages		548,265

(Cost $558,131)
Collateralized Mortgage Obligations — 0.03%
13,509	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 1.92%, 12/26/35(a),(b)	13,156

Total Collateralized Mortgage Obligations		13,156

(Cost $13,305)

Shares
Investment Company — 15.66%
6,371,232	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	6,371,232

Total Investment Company		6,371,232

(Cost $6,371,232)

Total Investments		$42,034,793
(Cost $43,180,138)(e) — 103.30%

Liabilities in excess of other assets — (3.30)%		(1,342,047)

NET ASSETS — 100.00%		$40,692,746

(a)	Floating rate note. Rate shown is as of report date.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

25

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2020

Financial futures contracts as of March 31, 2020:

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Note	5	June 2020	$(24,389)	USD $	626,797	Barclays Capital Group
Two Year U.S. Treasury Note	15	June 2020	(59,223)	USD	3,305,742	Barclays Capital Group

Total			$(83,612)

Abbreviations used are defined below:

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

See Notes to the Financial Statements.

26

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2020

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $55,800,703 and $36,808,906, respectively)	$54,505,029	$35,663,561
Affiliated investments (cost $2,087,167 and $6,371,232, respectively)	2,087,167	6,371,232
Cash at broker for financial future contracts	9,662	110,432
Interest and dividend receivable	337,733	191,198
Receivable from advisor	10,197	11,970
Receivable for capital shares issued	—	266,909
Unrealized appreciation on futures contracts	74,842	—
Prepaid expenses and other assets	24,601	31,618

Total Assets	57,049,231	42,646,920

Liabilities:
Cash overdraft	—	2
Distributions payable	81	6,037
Payable for capital shares redeemed	2,445	26,174
Payable for investments purchased	640,745	1,815,454
Unrealized depreciation on futures contracts	73,169	83,612
Accrued expenses and other payables:
Accounting fees	2,277	2,225
Audit fees	1,889	1,889
Trustees’ fees	30	24
Custodian fees	493	488
Shareholder reports	7,542	9,735
Transfer agent fees	4,485	4,510
Other	5,856	4,024

Total Liabilities	739,012	1,954,174

Net Assets	$56,310,219	$40,692,746

Net Assets Consists of:
Capital	$58,049,241	$42,382,309
Accumulated earnings	(1,739,022)	(1,689,563)

Net Assets	$56,310,219	$40,692,746

27

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2020

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$293,918	$5,744,807
Class I	56,016,301	34,947,939

Total	$56,310,219	$40,692,746

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	30,222	599,401
Class I	5,759,973	3,651,913

Total	5,790,195	4,251,314

Net Asset Values and Redemption Prices Per Share:
Class A	$9.73	$9.58

Class I	$9.73	$9.57

See Notes to the Financial Statements.

28

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2020

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$1,179,704	$818,797
Dividend income - affiliated	14,306	14,239

Total Investment Income	1,194,010	833,036
Expenses:
Investment advisory fees	124,349	67,725
Distribution fees–Class A	308	3,249
Accounting fees	57,564	51,412
Audit fees	40,221	40,221
Custodian fees	2,558	2,604
Insurance fees	3,884	3,884
Legal fees	3,688	3,048
Registrations and filing fees	38,681	41,853
Shareholder reports	30,500	37,749
Transfer agent fees–Class A	3,677	4,023
Transfer agent fees–Class I	13,799	27,549
Trustees’ fees and expenses	2,910	2,147
Tax expense	4,020	4,020
Other fees	4,619	3,933

Total expenses before fee waiver/reimbursement	330,778	293,417
Expenses waived/reimbursed by:
Advisor	(185,398)	(207,719)

Net expenses	145,380	85,698

Net Investment Income	1,048,630	747,338

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(278,719)	(296,896)
Futures contracts	8,124	(5,272)

Net realized losses	(270,595)	(302,168)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(1,364,219)	(1,199,448)
Foreign currency	—	1
Futures contracts	(6,171)	(83,612)

Net unrealized losses	(1,370,390)	(1,283,059)

Change in net assets resulting from operations	$(592,355)	$(837,889)

See Notes to the Financial Statements.

29

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$1,048,630	$649,625
Net realized losses from investments and futures contracts	(270,595)	(106,351)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(1,370,390)	384,822

Change in net assets resulting from operations	(592,355)	928,096

Distributions to Shareholders:
Class A	(7,644)	(10,099)
Class I	(1,044,931)	(648,485)

Change in net assets resulting from shareholder distributions	(1,052,575)	(658,584)

Capital Transactions:
Proceeds from shares issued	32,255,714	6,948,574
Distributions reinvested	1,052,522	656,834
Cost of shares redeemed	(3,226,315)	(6,009,748)

Change in net assets resulting from capital transactions	30,081,921	1,595,660

Net increase in net assets	28,436,991	1,865,172
Net Assets:
Beginning of year	27,873,228	26,008,056

End of year	$56,310,219	$27,873,228

Share Transactions:
Issued	3,203,863	705,880
Reinvested	104,939	66,706
Redeemed	(322,035)	(611,100)

Change in shares resulting from capital transactions	2,986,767	161,486

See Notes to the Financial Statements.

30

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
From Investment Activities
Operations:
Net investment income	$747,338	$640,430
Net realized losses from investments and futures contracts	(302,168)	(11,332)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency and futures contracts	(1,283,059)	177,818

Change in net assets resulting from operations	(837,889)	806,916

Distributions to Shareholders:
Class A	(76,462)	(38,945)
Class I	(675,480)	(612,342)

Change in net assets resulting from shareholder distributions	(751,942)	(651,287)

Capital Transactions:
Proceeds from shares issued	46,722,728	19,799,814
Distributions reinvested	726,362	645,012
Cost of shares redeemed	(37,143,145)	(12,178,066)

Change in net assets resulting from capital transactions	10,305,945	8,266,760

Net increase in net assets	8,716,114	8,422,389
Net Assets:
Beginning of year	31,976,632	23,554,243

End of year	$40,692,746	$31,976,632

Share Transactions:
Issued	4,732,998	2,015,256
Reinvested	73,432	65,588
Redeemed	(3,793,334)	(1,239,327)

Change in shares resulting from capital transactions	1,013,096	841,517

See Notes to the Financial Statements.

31

    FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/20	$ 9.94	0.25	0.04	0.29	(0.25)	(0.25)	$9.98
Year Ended 3/31/19	9.85	0.24	0.09	0.33	(0.24)	(0.24)	9.94
Year Ended 3/31/18	9.97	0.20	(0.12)	0.08	(0.20)	(0.20)	9.85
Year Ended 3/31/17	9.92	0.17	0.05	0.22	(0.17)	(0.17)	9.97
Year Ended 3/31/16	9.97	0.16	(0.04)	0.12	(0.17)	(0.17)	9.92
Class I
Year Ended 3/31/20	$ 9.94	0.25	0.05	0.30	(0.26)	(0.26)	$9.98
Year Ended 3/31/19	9.84	0.25	0.10	0.35	(0.25)	(0.25)	9.94
Year Ended 3/31/18	9.97	0.21	(0.13)	0.08	(0.21)	(0.21)	9.84
Year Ended 3/31/17	9.92	0.18	0.05	0.23	(0.18)	(0.18)	9.97
Year Ended 3/31/16	9.97	0.17	(0.04)	0.13	(0.18)	(0.18)	9.92

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

32

    FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/20	0.34%	$ 294	0.45%	2.48%	2.07%	33%
Year Ended 3/31/19	3.44%	310	0.45%	2.41%	1.99%	48%
Year Ended 3/31/18	0.78%	526	0.45%	1.98%	1.71%	55%
Year Ended 3/31/17	2.23%	666	0.45%	1.69%	1.53%	37%
Year Ended 3/31/16	1.18%	1,305	0.45%	1.60%	1.70%	50%
Class I
Year Ended 3/31/20	0.45%	$56,016	0.35%	2.53%	0.79%	33%
Year Ended 3/31/19	3.65%	27,563	0.35%	2.55%	1.04%	48%
Year Ended 3/31/18	0.78%	25,482	0.35%	2.10%	0.99%	55%
Year Ended 3/31/17	2.33%	18,366	0.35%	1.78%	1.12%	37%
Year Ended 3/31/16	1.28%	12,925	0.35%	1.70%	1.37%	50%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

33

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/20	$9.89	0.23	(0.29)	(0.06)	(0.25)	(0.25)	$9.58
Year Ended 3/31/19	9.84	0.24	0.06	0.30	(0.25)	(0.25)	9.89
Year Ended 3/31/18	9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	9.84
Year Ended 3/31/17	9.87	0.14	0.04	0.18	(0.15)	(0.15)	9.90
Year Ended 3/31/16	9.89	0.11	—	0.11	(0.13)	(0.13)	9.87
Class I
Year Ended 3/31/20	$9.87	0.25	(0.29)	(0.04)	(0.26)	(0.26)	$9.57
Year Ended 3/31/19	9.83	0.25	0.04	0.29	(0.25)	(0.25)	9.87
Year Ended 3/31/18	9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	9.83
Year Ended 3/31/17	9.87	0.15	0.02	0.17	(0.16)	(0.16)	9.88
Year Ended 3/31/16	9.89	0.12	—	0.12	(0.14)	(0.14)	9.87

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

34

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/20	(0.67)%	$5,745	0.38%		2.34%	1.07%	93%
Year Ended 3/31/19	3.04%	1,728	0.38%		2.41%	1.30%	57%
Year Ended 3/31/18	1.21%	1,978	0.39	%(b)	1.83%	1.54%	68%
Year Ended 3/31/17	1.84%	667	0.40%		1.41%	1.30%	52%
Year Ended 3/31/16	1.16%	4,395	0.40%		1.09%	1.25%	41%
Class I
Year Ended 3/31/20	(0.47)%	$34,948	0.28%		2.56%	0.99%	93%
Year Ended 3/31/19	3.04%	30,249	0.28%		2.57%	1.07%	57%
Year Ended 3/31/18	1.42%	21,577	0.29	%(b)	1.89%	1.08%	68%
Year Ended 3/31/17	1.74%	14,011	0.30%		1.47%	1.14%	52%
Year Ended 3/31/16	1.24%	13,482	0.30%		1.22%	1.13%	41%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

35

    NOTES TO FINANCIAL STATEMENTS

March 31, 2020

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Trust’s Board of Trustees (the ”Board“) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are

36

    NOTES TO FINANCIAL STATEMENTS

generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

37

    NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund Assets:
Investments in Securities
Corporate Bonds	$—	$40,348,889	$—	$40,348,889
Asset Backed Securities	—	13,813,912	—	13,813,912
U.S. Government Agency
Backed Mortgages	—	329,072	—	329,072
Collateralized Mortgage
Obligations	—	13,156	—	13,156
Investment Company	2,087,167	—	—	2,087,167
Other Financial Instruments*
Financial futures contracts	74,842	—	—	74,842

Total Assets	$2,162,009	$54,505,029	$—	$56,667,038

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(73,169)	$—	$—	$(73,169)

38

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund Assets:
Investments in Securities
Corporate Bonds	$—	$23,966,837	$—	$23,966,837
Asset Backed Securities	—	11,135,303	—	11,135,303
U.S. Government Agency
Backed Mortgages	—	548,265	—	548,265
Collateralized Mortgage
Obligations	—	13,156	—	13,156
Investment Company	6,371,232	—	—	6,371,232

Total Assets	$6,371,232	$35,663,561	$—	$42,034,793

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(83,612)	$—	$—	$(83,612)

*  Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

During the year ended March 31, 2020, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2020, the Funds do not have any outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates,

39

    NOTES TO FINANCIAL STATEMENTS

exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2020.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2020.

Fair Values of Derivative Financial Instrument as of March 31, 2020
Statement of Assets and Liabilities Location
Asset Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$74,842	$—

Total	$74,842	$—

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$73,169	$83,612

Total	$73,169	$83,612

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2020 is as follows:
Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$8,124	$(5,272)

Total	$8,124	$(5,272)

40

    NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$(6,171)	$(83,612)

Total	$(6,171)	$(83,612)

For the year ended March 31, 2020, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	22	—
Futures short position (contracts)	12	18

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2019	Purchases	Sales	Value March 31, 2020	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1
Short Duration Fixed Income Fund	$290,804	$38,459,010	$36,662,647	$2,087,167	$14,306
Ultra-Short Fixed Income Fund	924,568	39,897,635	34,450,971	6,371,232	14,239

41

    NOTES TO FINANCIAL STATEMENTS

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These ”book/tax“ differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2021.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

42

    NOTES TO FINANCIAL STATEMENTS

The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2020 were:

	FYE 3/31/18	FYE 3/31/19	FYE 3/31/20	Total
Short Duration Fixed Income Fund	$145,794	$178,075	$184,217	$508,086
Ultra-Short Fixed Income Fund	153,278	199,362	206,451	559,091

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2020, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$1,181
Ultra-Short Fixed Income Fund	1,268

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (”BNY Mellon“) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $63,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Funds and additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of March 31, 2020, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$56,310,219	973,880	16.8%
Ultra-Short Fixed Income Fund	$40,692,746	1,130,337	26.6%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing

43

    NOTES TO FINANCIAL STATEMENTS

shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2020, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2020 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Short Duration Fixed Income Fund	$39,005,008	$10,685,543	$2,498,544	$2,679,940
Ultra-Short Fixed Income Fund	31,620,676	25,397,132	1,417,778	1,656,338

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$9,113,603	$1,059,500
Distributions reinvested	7,644	10,067	76,462	38,833
Cost of shares redeemed	(17,672)	(228,595)	(4,903,474)	(1,353,369)

Change in Class A	$(10,028)	$(218,528)	$4,286,591	$(255,036)

Class I
Proceeds from shares issued	$32,255,714	$6,948,574	$37,609,125	$18,740,314
Distributions reinvested	1,044,878	646,767	649,900	606,179
Cost of shares redeemed	(3,208,643)	(5,781,153)	(32,239,671)	(10,824,697)

Change in Class I	$30,091,949	$1,814,188	$6,019,354	$8,521,796

Change in net assets resulting from capital transactions	$30,081,921	$1,595,660	$10,305,945	$8,266,760

44

    NOTES TO FINANCIAL STATEMENTS

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	—	—	917,015	107,414
Reinvested	762	1,022	7,728	3,944
Redeemed	(1,753)	(23,230)	(500,067)	(137,571)

Change in Class A	(991)	(22,208)	424,676	(26,213)

Class I
Issued	3,203,863	705,880	3,815,983	1,907,842
Reinvested	104,177	65,684	65,704	61,644
Redeemed	(320,282)	(587,870)	(3,293,267)	(1,101,756)

Change in Class I	2,987,758	183,694	588,420	867,730

Change in shares resulting from capital transactions	2,986,767	161,486	1,013,096	841,517

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31, 2017, 2018, 2019 and 2020) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2020, the Funds did not incur any interest or penalties.

As of March 31, 2020, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$57,889,543	$80,552	$(1,376,226)	$(1,295,674)
Ultra-Short Fixed Income Fund	43,096,526	26,579	(1,171,924)	(1,145,345)

45

    NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2020 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$1,052,576	$1,052,576	$1,052,576
Ultra-Short Fixed Income Fund	746,191	746,191	746,191

The tax character of distributions during the year ended March 31, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$658,502	$658,502	$658,502
Ultra-Short Fixed Income Fund	651,001	651,001	651,001

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of March 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$ 25,758	$ 6,024
Undistributed long term gain	—	—

Accumulated earnings	25,758	6,024
Distributions payable	(81)	(6,037)
Accumulated capital loss carryforwards	(469,025)	(544,206)
Unrealized depreciation	(1,295,674)	(1,145,344)

Total Accumulated Losses	$(1,739,022)	$(1,689,563)

As of March 31, 2020, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $395,338 and $410,147, respectively, and a long-term capital loss carryforward of $73,687 and 134,059 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

During the year ended March 31, 2020 the Short Duration Fixed Income Fund utilized $37,792 of capital loss carryforwards.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

46

    NOTES TO FINANCIAL STATEMENTS

8. Line of Credit

The Funds, along with other Funds within the Trust, participate in an uncommitted, unsecured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of August 1, 2020. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at March 31, 2020 and there were no borrowings made by the Funds during the period.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2020, the following Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	2	76.8%
Ultra-Short Fixed Income Fund	1	38.2%

In addition, an unaffiliated shareholder owned 17.2% of the Ultra-Short Fixed Income Fund as of March 31, 2020. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

47

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, referred to hereafter as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the four years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended on March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 21, 2020

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

48

    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2020 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.09%
Ultra-Short Fixed Income Fund	0.42%

For the year ended March 31, 2020, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

49

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff. (56)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (October 2006-August 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

50

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (67)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (56)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

51

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (56)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present);Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (53)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (51)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

52

    SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

53

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period* 10/1/19-3/31/20	Annualized Expense Ratio During Period 10/1/19-3/31/20
Short Duration Fixed Income Fund
Class A	$1,000.00	$978.50	$2.23	0.45%
Class I	1,000.00	978.90	1.73	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	974.90	1.88	0.38%
Class I	1,000.00	976.30	1.38	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

54

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period* 10/1/19-3/31/20	Annualized Expense Ratio During Period 10/1/19-3/31/20
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.75	$2.28	0.45%
Class I	1,000.00	1,023.25	1.77	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.10	1.92	0.38%
Class I	1,000.00	1,023.60	1.42	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/366 (to reflect one half year period).

55

    LIQUIDITY RISK DISCLOSURE (UNAUDITED)

Statement Regarding Liquidity Risk Management Program

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of RBC Funds Trust (the “Trust”), including each of its series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of RBC Global Asset Management (U.S.) Inc. (“RBC”), the investment adviser to each Fund, as the Program Administrator for the Program. RBC administers day-to-day implementation of the Program through a Liquidity Risk Committee (the “Committee”), as set forth in the Program.

RBC, as Program Administrator, provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report covered the year ending December 31, 2019 (the “Review Period”).

I. Key Conclusions of the Report

The Program, as and implemented, is reasonably designed to assess and manage each Fund’s liquidity risk. During the Review Period, the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk. No Fund was required to set an HLIM and each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. There were no material changes to the Program implemented during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with investment personnel, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Review Period.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

Investment Strategy and Portfolio Liquidity. The Program Administrator considered the factors identified above, among others, during both normal and reasonably foreseeable stressed conditions as provided in the Program. Pursuant to the review, the Program Administrator determined that Fund’s investment strategy and use of derivatives are appropriate for an open-end fund.

Cash Flow. The Funds’ cash flows did not have a material effect on the ability to meet redemptions during the Review Period.

56

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Holdings of Cash and Borrowing Arrangements. As described in the Report, the Program Administrator determined that the Funds’ holdings of cash and borrowing arrangements were adequate for meeting the Funds’ expected cash flow needs to meet redemptions during the Review Period.

In light of the assessment and review as discussed above, the Program Administrator did not recommend any material changes in the management of the Funds’ liquidity risks, including with respect to any of the above factors.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule.

During the Review Period, the Funds classified portfolio investments (including, as applicable, derivatives transactions) according to asset class when appropriate, as described in Section IV.B of the Program.

Market Depth—Reasonably Anticipated Trading Size. In classifying and reviewing its portfolio investments or asset classes (as applicable), the Funds must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class. There were no changes to the Reasonably Anticipated Trading Size assumptions for the Funds during the Review period.

Classification Review. As required by the Liquidity Rule, the Funds reviewed liquidity classifications on a monthly basis during the Review Period as described in Section IV of the Program. The Committee met monthly to review its portfolio investments’ classifications in connection with recording the liquidity classification for each portfolio investment for reporting on Form N-PORT. The Program Administrator oversaw the Funds’ process for classifying portfolio holdings under the Rule and reviewed the classifications, as described in the Program. This review included a review of the methodology and data inputs used. During the Review Period, the Program Administrator determined that there were no material operational issues with the process for classifying portfolio holdings.

C. HLIM

The Program Administrator reviewed the process and standards for determining that each Fund primarily holds investments that are highly liquid. There were no changes recommended in the Report with respect to the status of any Fund as a Primarily Highly Liquid Fund (“PHLF”) and each Fund qualified as a PHLF on an ongoing basis during the Review Period as described in the Report.

Accordingly, an HLIM was not required for any Fund during the Review Period pursuant to the relevant provisions of the Program.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). The Program Administrator monitored compliance with the 15% Limit as described in the Program. During the Review Period, the Funds operated in accordance with the relevant provisions of the Program with respect to the 15% Limit.

E. Redemptions in Kind

There were no redemptions in-kind effected by any Fund during the Review Period.

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64

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2020.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-20

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $249,400 for 2020 and $244,690 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,420 for 2020 and $27,860 for 2019.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)              such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)              such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)            Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $297,250 for 2020 and $281,250 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5/28/2020

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	5/28/2020

* Print the name and title of each signing officer under his or her signature.